As filed with the Securities and Exchange Commission on March 25, 2005
Securities Act File No. 333-122663
Investment Company Act File No. 811-21713

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2

☑ Registration Statement under the Securities Act of 1933
☑ Pre-Effective Amendment No. 1
☐ Post-Effective Amendment No.
and/or
☑ Registration Statement under the Investment Company Act of 1940
☑ Amendment No. 1

Madison Strategic Sector Premium Fund
(Exact Name of Registrant as Specified in Charter)

550 Science Drive
Madison, Wisconsin 53711
(Address of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code:
(608) 274-0300
Frank Burgess
Madison Asset Management, LLC
550 Science Drive
Madison, Wisconsin 53711
(Name and Address of Agent for Service)
Copies to:

Thomas A. Hale Skadden, Arps, Slate, Meagher & Flom LLP 333 W. Wacker Drive Chicago, Illinois 60606	Cynthia G. Cobden Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017
      Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.
      If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box.     ☐
      It is proposed that this filing will become effective (check appropriate box):

☐	When declared effective pursuant to section 8(c).
      If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐	This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is.
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed Maximum	Proposed Maximum
Title of Being	Amount Being	Offering Price	Aggregate	Amount of
Registered Securities	Registered	Per Share	Offering Price(1)	Registration Fee(2)

Common Shares, $001 par value	50,000 Shares	$20.00	$1,000,000	$117.70

(1)	Estimated solely for the purpose of calculating the registration fee.
(2) Previously paid.
      The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MARCH 25, 2005
PROSPECTUS
                                     Shares
Madison Strategic Sector Premium Fund
Common Shares
$20.00 per share

         Investment Objectives and Policies. Madison Strategic Sector Premium Fund (the “Fund”) is a newly organized, diversified closed-end management investment company. The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund will pursue its investment objectives by investing in a portfolio consisting primarily of common stocks of large- and mid-capitalization issuers that are, in the view of the Fund’s investment adviser, selling at a reasonable price in relation to their long-term earnings growth rates. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. The Fund seeks to produce a high level of current income and current gains generated from option writing premiums and, to a lesser extent, from dividends. There can be no assurance that the Fund will achieve its investment objectives.
         Investment Parameters. Under normal market conditions, the Fund will invest at least 80% of its total assets in common stocks, with at least 65% of the amount so invested being invested in common stocks of large capitalization issuers that meet the Fund’s selection criteria. The Fund may invest the remainder of its common stock investments in companies that meet the Fund’s selection criteria but whose market capitalization is considered to be middle sized or “mid-cap.” The Fund’s investment adviser will allocate the Fund’s assets among stocks in sectors of the economy based upon the investment adviser’s views on forward earnings growth rates, adjusted to reflect the investment adviser’s views on economic and market conditions and respective sector risk factors. In current market conditions, the investment adviser initially intends to focus the Fund’s investments in the (i) consumer discretionary and retail, (ii) technology, (iii) medical/health care and pharmaceutical and (iv) financial institutions sectors.
(continued on following page)
         Investing in the Fund’s common shares involves risks. See “Risks” beginning on page 31.
          Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)

Public Offering Price	$20.00	$
Sales Load(2)	$ 0.90	$
Estimated offering expenses	$ 0.04	$
Proceeds, after expenses, to the Fund(3)	$19.06	$

(1)	The underwriters may also purchase up to an additional common shares at the public offering price, less the sales load, within 45 days from the date of this Prospectus to cover over-allotments. If such option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds to the Fund will be $ , $ , $ and $ , respectively. See “Underwriting.”

(2)	The Fund has agreed to pay the underwriters up to $0.005 per common share as a partial reimbursement of their expenses incurred in connection with the offering. Separately, the Adviser has agreed to pay from its own assets a fee to Citigroup Global Markets, Inc. in connection with advice related to the development and marketing of the Fund as well as services related to the sale and distribution of the Fund’s Common Shares. See “Underwriting.”

(3)	Total expenses of the common share offering paid by the Fund (which do not include the sales load) are estimated to be $ , which represents $0.04 per common share issued. The Fund’s adviser has agreed to pay (i) all of the Fund’s organizational costs and (ii) offering costs of the Fund (other than sales load but including the partial reimbursement of the expenses of the underwriters) that exceed $0.04 per Common Share.

         The underwriters expect to deliver the shares to purchasers on or about                    , 2005.

Citigroup

Robert W. Baird & Co.	Ferris, Baker Watts Incorporated
J.J.B. Hilliard, W.L. Lyons, Inc.	Morgan Keegan & Company, Inc.
RBC Capital Markets	Stifel, Nicolaus & Company Incorporated
Wedbush Morgan Securities Inc.
April      , 2005

(Continued from previous page)
      The Fund will pursue its primary objective by employing an option strategy of writing covered call options on a substantial portion of the common stocks in the Fund’s portfolio. The extent of option writing activity will depend upon market conditions and the investment adviser’s ongoing assessment of the attractiveness of writing call options on the Fund’s stock holdings.
      In addition to its covered call strategy, the Fund may, to a lesser extent (not more than 20% of its total assets), pursue an option strategy that includes the writing of both put options and call options on certain of the common stocks in the Fund’s portfolio. To seek to offset some of the risk of a larger potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline, the Fund may, to a limited extent (not more than 2% of the its total assets) purchase put options on broad-based securities indices (such as the S&P 500, S&P MidCap 400 or other indices deemed suitable) or certain ETFs (exchanged traded funds) that trade like common stocks but represent such market indices.
      Investment Adviser. Madison Asset Management, LLC (the “Adviser”) serves as the Fund’s investment adviser. The Adviser and its affiliated group act as investment adviser for one other closed-end investment company, individuals, corporations, pension funds, endowments, insurance companies and mutual funds with assets under management exceeding $11.1 billion as of February 28, 2005. See “Management of the Fund.”
      No Prior History. Because the Fund is newly organized, its common shares have no history of public trading. Common shares of closed-end funds frequently trade at prices lower than their net asset values. The risk of loss due to this discount may be greater for initial investors expecting to sell their common shares in a relatively short period after the completion of the public offering.
      The Fund’s common shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol “MSP.”
      You should read this Prospectus, which contains important information about the Fund that you ought to know before deciding whether to invest, and retain it for future reference. A Statement of Additional Information, dated                     , 2005, containing additional information about the Fund (the table of contents of which is on page 56 of this Prospectus), has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this Prospectus. You may write the Fund or call the Fund toll-free at (800) 767-0300 to request free copies of the Statement of Additional Information, Semi-Annual and Annual Reports of, and other information regarding, the Fund or to make shareholder inquiries. Free copies of the Statement of Additional Information and the Fund’s reports will be available on the Fund’s website at www.madisonfunds.com. You may also obtain a copy of the Statement of Additional Information (and other information regarding the Fund) from the SEC’s web site (http://www.sec.gov).
      The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in or incorporated by reference in this prospectus. We have not authorized anyone to provide you with different information. We are not making an offer to sell these securities in any state where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus.
Until                     , 2005 (25 days after the date of this prospectus), all dealers that buy, sell or trade our common stock, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

i

PROSPECTUS SUMMARY
      This is only a summary of information contained elsewhere in this Prospectus. This summary does not contain all of the information that you should consider before investing in the Fund’s common shares. You should read carefully the more detailed information contained in this prospectus and the Statement of Additional Information, dated                     , 2005 (the “SAI”), especially the information set forth under the headings “Investment Objectives and Policies” and “Risks.” A Table of Contents of this Prospectus can be found on the previous page.

The Fund	Madison Strategic Sector Premium Fund (the “Fund”) is a newly organized, diversified, closed-end management investment company. Madison Asset Management, LLC (the “Adviser”) serves as the Fund’s investment adviser and is responsible for the management of the Fund’s portfolio of securities. See “The Fund.”

The Offering	The Fund is offering common shares of beneficial interest, par value $0.01 per share, at $20.00 per share through a group of underwriters (the “Underwriters”) led by Citigroup Global Markets Inc., Robert W. Baird & Co. Incorporated, Ferris, Baker Watts, Incorporated, J.J.B. Hillard, W. L. Lyons, Inc., Morgan Keegan & Company, Inc., RBC Capital Markets Corporation, Stifel, Nicolaus & Company, Incorporated and Wedbush Morgan Securities Inc. The common shares of beneficial interest are called “Common Shares” in the rest of this Prospectus. You must purchase at least 100 Common Shares ($2,000) in order to participate in the offering. The Fund has given the Underwriters an option to purchase up to additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this Prospectus, to cover orders in excess of Common Shares. The Adviser has agreed to pay (i) all of the organizational costs of the Fund and (ii) offering costs of the Fund (other than sales load but including up to $0.005 per Common Share as partial reimbursement of the expenses of the Underwriters) that exceed $0.04 per Common Share. See “Underwriting.”

Investment Objectives and Policies	The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund will pursue its investment objectives by investing in a portfolio consisting primarily of common stocks of large-and mid-capitalization issuers that are, in the view of the Adviser, selling at a reasonable price in relation to their long-term earnings growth rates. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. The Fund seeks to produce a high level of current income and current gains generated from option writing premiums and, to a lesser extent, from dividends. Net gains from the Fund’s option strategy generally will be short-term capital gains which, for federal income tax purposes, will constitute investment company taxable income that, to the extent distributed, will be taxable to holders of Common Shares (“Common Shareholders”) at rates applicable to ordinary income, rather than at lower rates that are applicable to long-term capital gains and certain qualifying dividends. There can be no assurance that the Fund will achieve its investment objectives. See “Investment Objectives and Policies.”

Portfolio Investment Parameters	Under normal market conditions, the Fund will invest at least 80% of its total assets in common stocks, with at least 65% of the amount so invested being invested in common stocks of large capitalization issuers that meet the Fund’s selection criteria. The Fund may invest the remainder of its common stock investments in companies that meet the Fund’s selection criteria but whose market capitalization is considered middle sized or “mid-cap.” Common stocks are selected based on the Adviser’s views on the company’s ability to sustain future growth and on favorable “PEG” (Price-Earnings Ratio (PE) divided by its perceived earnings Growth rate) ratios, financial strength and industry leadership. The Adviser will allocate the Fund’s assets among stocks in sectors of the economy based upon the Adviser’s views on various factors, adjusted to reflect the investment adviser’s views on economic and market conditions and respective sector risk factors. In current market conditions, the Adviser initially intends to focus the Fund’s investments in the (i) consumer discretionary and retail, (ii) technology, (iii) medical/health care and pharmaceutical and (iv) financial institutions sectors of the economy. The Fund generally will invest in common stocks on which exchange-traded call options are currently available. Substantially all of the common stocks in the Fund’s portfolio will be issued by U.S. companies, although the Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities of foreign issuers.

The Fund will pursue its primary objective by employing an option strategy of writing covered call options on a substantial portion of the common stocks in the Fund’s portfolio. The extent of option writing activity will depend upon market conditions and the Adviser’s ongoing assessment of the attractiveness of writing call options on the Fund’s stock holdings. Writing covered call options involves a tradeoff between the option premiums received and reduced participation in potential future stock price appreciation. Depending on the Adviser’s evaluation, the Fund may write covered call options on varying percentages of the Fund’s common stock holdings. The Fund seeks to produce a high level of current income and current gains generated from option writing premiums and, to a lesser extent, from dividends.

In addition to its covered call strategy the Fund may, to a lesser extent (not more than 20% of its total assets), pursue an option strategy that includes the writing of both put options and call options on certain of the common stocks in the Fund’s portfolio. To seek to offset some of the risk of a larger potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline, the Fund may, to a limited extent (not more than 2% of the its total assets) purchase put options on broad-based securities indices (such as the S&P 500, S&P MidCap 400 or other indices deemed suitable) or certain ETFs (exchanged-traded funds) that trade like common stocks but represent such market indices. The Adviser may pursue this risk management strategy through covered put option collars, in which the Fund purchases a put option and simultaneously sells a put option on the same security at a different strike price. See “Investment Objectives and Policies.”

Rationale for Investing in the Fund	The Adviser believes that investment in high quality, financially strong growth stocks will provide attractive opportunities for investment appreciation. The Adviser seeks to identify such stocks by focusing, without limitation, on issuers that the Adviser believes have the following characteristics: (1) sustainable competitive advantages, (2) predictable and dependable cash flows, (3) high quality management teams, (4) solid balance sheets, (5) high return on equity and (6) high confidence in forward earnings growth rates. The Adviser also believes that a program of option writing will provide ongoing current returns through varying market conditions, which may provide a partial hedge to investors in downward-trending equity markets and may provide a steady return to investors.

The Adviser also believes that the Fund’s potential total return (from dividends, option writing income, realized capital gains and asset appreciation) in neutral to modestly rising equity market conditions can be both substantial and steady.

Additionally, the Adviser believes that the Fund’s strategy of writing covered call options on individual common stocks provides the Fund with an opportunity to receive higher option premiums as compared to a strategy of writing index call options (such as options on the S&P 500 or other index options) for similar periods of time. The Adviser also believes that the Fund’s strategy leads to an overall reduction in risk compared to a strategy of simply owning stocks in a portfolio. See “Investment Objectives and Policies — Portfolio Contents — Call Options and Covered Call Writing.”

The Fund’s Investments	Common Stocks. Common stocks represent the residual ownership interest in the issuer of such stock and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

The Adviser intends to allocate the Fund’s investments among those broad sectors of the economy that the Adviser believes provide superior opportunities to achieve the Fund’s investment objectives through equity selection and application of the Fund’s covered call option strategy. The Fund will not invest more than 35% of its total assets in the securities of issuers principally engaged in any single sector. In current market conditions, the Adviser initially intends to focus the Fund’s investments in the following sectors:

• Consumer Discretionary and Retail. The consumer discretionary and retail sector may include, for example, companies principally engaged in the manufacture and distribution of goods and services to consumers both domestically and internationally and in merchandising finished goods and services primarily to individual consumers.

• Technology. The technology sector may include, for example, companies involved in producing computers, software or information technology products and equipment or that rely extensively on technology, science or communications in their product development or operations.

• Medical/ Health Care and Pharmaceutical. The medical/ health care and pharmaceutical sector may include, for example, companies principally engaged in the development, production or distribution of products or services related to biotechnology, medical diagnostics, managed health care, medical equipment and supplies and pharmaceuticals.

• Financial Institutions. The financial institutions sector may include, for example, commercial banks, savings and loan associations, brokerage and investment companies, insurance companies, asset management companies and consumer and industrial finance companies.

The Adviser periodically will reallocate the Fund’s assets among sectors based on the Adviser’s views regarding economic conditions, market conditions in both the equity and option markets and the risks relevant to each sector. As market conditions change, the Fund’s portfolio may not necessarily be composed of stocks in the sectors described above, but could be composed of stocks of issuers in other broad sectors of the economy.

The Adviser seeks to invest in common stocks in which it has high confidence in their continuing earnings growth rate. The Adviser follows an investment style generally known as “GARP” (Growth-At-a-Reasonable-Price). The key analytical measure is a common stock’s PEG ratio. For example, a stock selling at $30.00 per share, with expected earnings for the current year of $2.00 per share, has a PE Ratio of 15 ($30 divided by $2). If the Adviser expects earnings growth of 10% per year over the next five years, then the stock has a PEG ratio of 1.5. The Adviser believes that the average PEG ratio as of the date of this Prospectus for all the stocks included in the Standard & Poor’s 500 Index is approximately 2.0. The Adviser intends to build an investment portfolio of common stocks with favorable value/ growth relationships, with PEG ratios averaging less than the general stock market. No assurances are given that this investment style will be successful.

After determining that a stock is reasonably priced in relation to its expected growth rate, the Adviser will look for companies with strong financial statements, relatively little debt, positive fundamental trends and industry leadership. In normal market conditions, the Adviser seeks companies whose growth rates, cash flows, and industry strength put them in a desirable position for superior long-term value and growth. The Adviser expects to hold between 40 and 60 stocks in the Fund’s portfolio.

Call Options and Covered Call Writing. The Fund seeks to produce a high level of current income and current gains generated from option premiums and, to a lesser extent, from dividends. The Fund will pursue its primary objective by employing an option strategy of writing covered call options on a substantial portion of the common stocks in the Fund’s portfolio. The extent of option writing activity will depend upon market conditions and the Adviser’s ongoing assessment of the attractiveness of writing call options on the Fund’s stock holdings and, accordingly, the Fund may write covered call options on varying percentages of the Fund’s common stock holdings.

Call options are contracts representing the right to purchase a common stock at a specified price (the “strike price”) at a specified future date (the “expiration date”). For conventional listed call options, the option’s expiration date can be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. The Fund’s covered call strategy typically involves writing longer-term call options with expiration dates three to twelve months from the date of listing, although the Fund may write call options with shorter and longer terms. The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the current market price for the underlying common stock and the strike price, as well as the time remaining until the expiration date.

The Fund will not purchase call options as an investment. It will primarily follow a strategy known as “covered call option writing,” which is a strategy designed to produce income from option premiums and offset a portion of a market decline in the underlying common stock. This strategy will be the Fund’s principal investment strategy in seeking to pursue its primary investment objective. The Fund will only write options on common stocks held in the Fund’s portfolio. The Fund may not write “naked” call options, i.e. options representing more shares of the stock than are held in the portfolio.

When stocks in the portfolio on which the Fund has written call options rise in price, there is an increased likelihood (depending on the option strike price) that the call options could be exercised and the Fund forced to sell the stock. While this may be desirable in some instances, the Fund may attempt to minimize option assignments by repurchasing the call options prior to expiration. Exercises of call options and the resulting sale of the underlying equity securities could result in less than 80% of the Fund’s total assets being invested in common stocks. In such circumstances, the Fund will make future investments in a manner consistent with restoring the 80% threshold.

Put options. In addition to its covered call strategy the Fund may, to a lesser extent (not more than 20% of its total assets), pursue an option strategy that includes the writing of both put options and call options on certain of the common stocks in the Fund’s portfolio.

Put options are contracts that give the holder of the option, in return for the payment of a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. To a limited extent (not more than 20% of the Fund’s total assets) the Fund may utilize a strategy in which it will own shares of a common stock, write call options and write put options. Put options may only be written to the extent that an equal number of call options have also been sold on any individual stock. This strategy may produce a considerably higher return than the Fund’s primary strategy of covered call writing, but involves a higher degree of risk and potential volatility.

To seek to offset some of the risk of a larger potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline, the Fund may, to a limited extent (not more than 2% of the its total assets) purchase put options on broad-based securities indices (such as the S&P 500, S&P MidCap 400 or other indices deemed suitable) or certain ETFs that trade like common stocks but represent such market indices. The Adviser may pursue this risk management strategy through covered put option collars, in which the Fund purchases a put option and simultaneously sells a put option on the same security at a different strike price. In implementing a covered put option collar strategy, the Fund typically will purchase put options that are out-of-the money and will sell put options that are more out-of-the-money on the same security or index and with the same expiration dates as the corresponding put options purchased.

Foreign Securities. The Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities of foreign issuers. Such investments in securities of foreign issuers may include investments in American Depositary Receipts, or “ADRs.” ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market, in the United States or elsewhere. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities. The prices of foreign securities may be affected by factors not present with securities traded in the U.S. markets, including, political and economic conditions, less stringent regulation and higher volatility. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

Illiquid Securities. Although the Fund does not anticipate doing so to any significant extent, the Fund may invest up to 10% of its total assets in securities for which there is no readily available trading market or that are otherwise illiquid.

Other Income-Producing Strategies. The Fund may invest up to 20% of its total assets in other income-producing strategies, including investment grade debt securities, preferred stock, and convertible securities.

Investment Grade Debt Securities. The Fund may invest in investment grade bonds of varying maturities issued by corporations and other business entities. The Fund considers debt securities to be investment grade if, at the time of acquisition, such debt securities are rated at least Baa by Moody’s Investors Service, Inc., BBB by Standard & Poor’s Rating Service, comparably rated by another statistical rating organization, or, if unrated, determined by the Adviser to be of comparable credit quality.

Preferred Stocks. Preferred stock has a preference over common stock in liquidation (and generally as to dividends as well), but is subordinated to the liabilities of the issuer in all respects. The Adviser believes that preferred stock of certain companies offers the opportunity for capital appreciation as well as periodic income.

Convertible Securities. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities.

Temporary Investments. During unusual market circumstances, the Fund may temporarily invest a substantial portion of its assets in cash or cash equivalents, which may be inconsistent with the Fund’s investment objectives. In moving to a substantial temporary investments position and in transitioning from such a position back into full conformity with the Fund’s normal investment objectives and policies, the Fund may incur transaction costs that would not be incurred if the Fund had remained fully invested in accordance with such normal policies. See “Investment Objectives and Policies.”

Other Investment Practices	Diversification Requirements. The Fund may invest no more than 4% of the Fund’s total assets, at time of purchase, in any one common stock. The Fund may, in addition to pursuing its covered call option strategy on common stocks in its portfolio, write put options on such common stocks representing up to 2% of the Fund’s total assets, at time of purchase, on any one common stock.

Financial Leverage. The Fund is authorized to utilize leverage through the use of bank lines of credit or other borrowing, the issuance of debt securities and/or the issuance of preferred shares. The Fund may also borrow or issue debt securities for temporary purposes such as settlement of transactions. Any such financial leverage would be limited to an amount up to 20% of the Fund’s total assets (including the proceeds of such financial leverage). Although there is no current expectation that the Fund will utilize financial leverage, the Fund may utilize financial leverage in the future in connection with the Fund’s covered call option strategy during periods in which the Adviser believes that the interest and other costs of financial leverage are likely to be less than the expected returns on the portfolio assets acquired with the proceeds of such financial leverage. If financial leverage is utilized, there is no guarantee that it will be successful in enhancing the level of the Fund’s current income. See “Investment Objectives and Policies — Certain Other Investment Practices”

Distributions	Commencing with the Fund’s first distribution, the Fund intends to make regular monthly distributions to Common Shareholders based upon the Fund’s projected annual cash available from option premiums and dividends. For distribution purposes, “cash available from option premiums and dividends” will consist of the total proceeds of options sales plus dividends and interest received, less amounts paid to purchase options and Fund expenses. The Fund’s distribution rate may be adjusted from time-to-time. Net option premiums and dividend payments the Fund receives in respect of its portfolio securities can vary widely over the short- and long-term, and the Fund cannot predict the amount or character of any distributions. Net gains from the Fund’s option strategy generally will be short-term capital gains which, to the extent distributed, will be taxable to Common Shareholders as ordinary income. The Board may modify this distribution policy at any time without obtaining the approval of Common Shareholders.

The Fund’s annual cash available from options premiums and dividends will likely differ from its investment company taxable income for federal income tax purposes. The investment income of the Fund will consist of all dividend and interest income accrued on portfolio investments, short-term capital gain (including short-term gains on terminated option positions and gains on the sale of portfolio investments held for one year or less) in excess of long-term capital loss and income from certain hedging transactions, less all expenses of the Fund. Expenses of the Fund will be accrued each day. Over time, all of the Fund’s investment company taxable income will be distributed. In addition, at least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss). To the extent that Fund’s investment company taxable income and net capital gain for any year exceed the total monthly distributions paid during the year, the Fund will make a special distribution at or near year-end of such excess amount as may be required. If the Fund’s total monthly distributions in any year exceed the amount of its investment company taxable income and net capital gain for the year, any such excess would be characterized as a return of capital.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), for any distribution that includes amounts from sources other than net income, the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution. However, the ultimate tax characterization of the Fund’s distributions made in a calendar year may not finally be determined until the end of that calendar year. For example, the Fund may distribute income early in the calendar year that would initially be characterized as being taxable as short-term capital gains, but it could incur net short-term capital losses later in the year, thereby offsetting the income taxable as short-term capital gains for which distributions have already been made by the Fund. In addition, due to the delayed timing of recognition of gains from terminated or expired option positions, distributions that would initially be characterized as a return of capital may be treated as income distributions at the end of the taxable year in which such distributions were made. Such recharacterizations may be more likely in connection with the initial monthly distributions from the Fund, during the period in which the Fund is initially implementing its covered call option strategy.

The Fund expects to declare its initial monthly Common Share distribution approximately 45 days, and to pay that distribution approximately 60 to 90 days, from the completion of this offering, depending on market conditions. See “Risks — Income and Fund Distribution Risk” and “— Tax Risk” and “Distributions.”

Automatic Dividend Reinvestment Plan	If you will be holding the Common Shares in your own name or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect to receive cash, all dividends and distributions that are declared by the Fund will be automatically reinvested in additional Common Shares of the Fund pursuant to the Plan. If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information. See “Automatic Dividend Reinvestment Plan.”

Management of the Fund	Madison Asset Management, LLC serves as the Fund’s Adviser pursuant to an investment advisory agreement with the Fund.

Madison Asset Management, LLC is a wholly owned subsidiary of Madison Investment Advisors, Inc., which was founded in 1974 by Frank Burgess. Madison Asset Management, LLC shares its personnel and resources with its parent and, unless otherwise stated, references to the Adviser are, collectively, to

Madison Asset Management, LLC, Madison Investment Advisors, Inc and other affiliated entities. The Adviser and its affiliated group act as investment advisers for one other closed-end investment company, individuals, corporations, pension funds, endowments, insurance companies and mutual funds with assets under management exceeding $11.1 billion as of February 28, 2005. See “Management of the Fund.”

Listing and Symbol	The Common Shares of the Fund have been approved for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol “MSP.” See “Description of Capital Structure.”

Anti-Takeover Provisions in the Fund’s Governing Documents	The Fund’s Declaration of Trust and Bylaws (the “Governing Documents”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See “Anti-Takeover and Other Provisions in the Fund’s Governing Documents” and “Risks — Anti-Takeover Provisions.”

Custodian and Transfer Agent	U.S. Bank, N.A. (the “Custodian”) serves as the custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian will receive compensation as agreed upon by the Custodian and the Fund.

Computershare Investor Services, LLC serves as the Fund’s transfer agent, dividend disbursing agent, agent under the Fund’s Automatic Dividend Reinvestment Plan and registrar with respect to the Common Shares of the Fund.

Special Risk Considerations	The following is a summary of certain of the risks associated with an investment in the Fund. Please read carefully the portion of this Prospectus entitled “Risks” beginning on page 31.

No History of Operations. The Fund is a newly organized, diversified, closed-end management investment company with no history of operations.

Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

An investment in the Fund’s Common Shares represents an indirect investment in the securities owned by the Fund, a majority of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund distributions.

Equity Risk. Substantially all of the Fund’s assets will be invested in common stocks and (to a lesser extent) preferred equity securities, and therefore a principal risk of investing in the Fund is equity risk. Equity risk is the risk that securities held by the Fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Risks Associated with Options on Securities. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or an option clearinghouse may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by an option clearinghouse as a result of trades on that exchange would continue to be exercisable in accordance with their terms. Although the Fund’s option strategy utilizes exchange-traded options, the Fund is authorized to engage in over-the-counter option transactions; however, the Adviser does not intend currently to do so to any significant extent. The Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.

To the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

Limitation on Option Writing Risk. The number of call options the Fund can write is limited by the number of shares of common stock the Fund holds, and further limited by the fact that call options represent 100 share lots of the underlying common stock. The Fund will not write “naked” or uncovered call options. Furthermore, the Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks of Mid-Cap Companies. The Fund may invest in companies that meet the Fund’s growth and value criteria and whose market capitalization is considered middle-sized or “mid-cap.” Mid-cap companies often are newer or less established companies than larger capitalization companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of mid-cap companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

Sector Concentration Risk. The Adviser intends to focus the Fund’s investment in those broad sectors of the economy that the Adviser believes provide superior opportunities to achieve the Fund’s investment objectives. To the extent that the Fund makes substantial investments in any single sector, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting those sectors. The Fund currently intends to make significant investments in common stocks of companies operating in the (i) consumer discretionary and retail, (ii) technology, (iii) medical/health care and pharmaceutical and (iv) financial institutions sectors. The Adviser periodically will reallocate the Fund’s assets among sectors based on the Adviser’s views regarding economic conditions, market conditions in both the equity and option markets and the risks relevant to each sector. As market conditions change, the Fund’s portfolio may not necessarily be composed of stocks in these sectors, but could be composed significantly of stocks of issuers in other sectors of the market. The Fund will not invest more than 35% of its total assets in the securities of issuers principally engaged in any single sector.

Consumer Discretionary and Retail. Industries within the consumer and retail sector can be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, intense competition and changes in demographics and consumer tastes.

Technology. Common stocks of companies operating in the technology sector may be more volatile than the overall stock market and may or may not move in tandem with the overall stock market. Technology, science and communications are rapidly changing fields, and stocks of these companies, especially of smaller or unseasoned companies, may be subject to more abrupt or erratic market movements than the stock market in general. There are significant competitive pressures among technology-oriented companies and the products or operations of such companies may become obsolete quickly. In addition, these companies may have limited product lines, markets or financial resources, and the management of such companies may be more dependent upon one or a few key people.

Medical/ Health Care and Pharmaceutical. Industries within the medical/ health care and pharmaceutical sector are subject to substantial government regulation. Changes in governmental regulations and policies may have a material effect on the demand for particular medical and pharmaceutical products and services. Regulatory approvals (often entailing lengthy application and testing procedures) are also generally required before new drugs and certain medical devices and procedures may be introduced. Many of the products and services of companies engaged in the medical and pharmaceutical sector are also subject to relatively high risks of rapid obsolescence caused by progressive scientific and technological advances. Additionally, such products are subject to risks such as the appearance of toxic effects following commercial introduction and manufacturing difficulties. The enforcement of patent, trademark and other intellectual property laws will affect the value of many such companies.

Financial Institutions. The industries within the financial institutions sector are subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability can be largely dependent on the availability and cost of capital funds and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial institutions industries. Insurance companies can be subject to severe price competition. The financial institutions industries are currently undergoing relatively rapid change as existing distinctions between financial institutions segments become less clear. For example, recent business combinations have included insurance, finance, and securities brokerage under single ownership.

Income and Fund Distribution Risk. The income Common Shareholders receive from the Fund through monthly distributions is based primarily on the premiums the Fund receives from writing options as well as the dividends and interest it earns from its investments. Net option premiums and dividend payments the Fund receives in respect of its portfolio securities can vary widely over the short- and long-term. If stock prices or stock price volatility declines, the level of premiums from options writing and the amounts available for distribution from options activity will likely decrease as well. Payments to purchase put options and to close written call options will reduce amounts available for distribution from call option premiums received and proceeds of closing put options. Dividends on common stocks are not fixed but are declared at the discretion of the issuer’s board of directors. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time. Dividends on any preferred stocks in which the Fund may invest are not guaranteed and certain issues of preferred stock held by the Fund may be called by the issuer.

Foreign Securities Risk. The Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities of foreign issuers. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include: less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile; in a changing market, the Adviser may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices it considers desirable; the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; economic, political and social developments may adversely affect the securities markets; and withholding and other non-U.S. taxes may decrease the Fund’s return.

Market Discount Risk. Whether investors will realize gains or losses upon the sale of shares of the Fund will depend upon the market price of the shares at the time of sale, which may be less or more than the Fund’s net asset value per share. Since the market price of the shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value or at, below or above the public offering price. Shares of closed-end funds often trade at a discount to their net asset values and the Fund’s shares may trade at such a discount. This risk may be greater for investors expecting to sell their shares of the Fund soon after completion of the public offering. The shares of the Fund were designed primarily for long-term investors, and investors in the shares should not view the Fund as a vehicle for trading purposes.

Other Investment Companies Risks. The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies, including ETFs, that invest primarily in securities of the types in which the Fund may invest directly. The Fund expects that these investments will be primarily in ETFs. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in this prospectus.

Financial Leverage. The Fund is authorized to utilize leverage through the use of bank lines of credit or other borrowing, the issuance of debt securities and/or the issuance of preferred shares. The Fund may also borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as settlement of transactions. Any such financial leverage would be limited to an amount up to 20% of the Fund’s total assets (including the proceeds of such financial leverage). Although there is no current expectation that the Fund will utilize financial leverage, the Fund may utilize financial leverage in the future in connection with the Fund’s covered call option strategy during periods in which the Adviser believes that the interest and other costs of financial leverage are likely to be less than the expected returns on the portfolio assets acquired with the proceeds of such financial leverage. Although the use of any financial leverage by the Fund may create an opportunity for increased net income, gains and capital appreciation for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with financial leverage proceeds are greater than the cost of financial leverage, the Fund’s return will be greater than if financial leverage had not been used. Conversely, if the income or gain from the securities purchased with such proceeds does not cover the cost of financial leverage, the return to the Fund will be less than if financial leverage had not been used. Financial leverage also increases the likelihood of greater volatility of net asset value and market price of and dividends on the Common Shares than a comparable portfolio without leverage.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Tax Risk. Call option premiums received by the Fund will be recognized upon exercise, lapse or other disposition of the option and generally will be treated by the Fund as short-term capital gain or loss. Some of the call options and other devices employed by the Fund reduce risk to the Fund by substantially diminishing its risk of loss in offsetting positions in substantially similar or related property, thereby giving rise to “straddles” under the federal income tax rules. The straddle rules require the Fund to defer certain losses on positions within a straddle, and terminate or suspend the holding period for certain securities in which the fund does not yet have a long-term holding period or has not yet satisfied the holding period required for qualified dividend income. Thus, the Fund cannot assure you as to any level of regular quarterly net investment income (income other than net long-term capital gain) and cannot assure you as to any level of capital gains distributions. In addition, certain of the Fund’s call writing activities may affect the character, timing and recognition of income and could cause the Fund to liquidate other investments in order to satisfy its distributions requirements.

The Fund expects to generate premiums from the writing of call options. The Fund will recognize short-term capital gains upon the expiration of an option that it has written. If the Fund enters into a closing transaction, the difference between the amount paid to close out its option position and the premium received for writing the option will be short-term gain or loss. Transactions involving the disposition of the Fund’s underlying securities (whether pursuant to the exercise of a call option, put option or otherwise) will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, it is expected that most of the gains from the sale of the underlying securities held by the Fund will be short-term capital gains. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying stocks may force the Fund to realize capital gains or losses at inopportune times.

The Fund’s transactions in options are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (ii) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) and (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash.

Current law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non- corporate taxpayers, short-term capital gain is taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15%. See “Taxation.”

Portfolio Turnover. The Fund will buy and sell securities to seek to accomplish its investment objectives. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions and other transaction costs on the sale of securities and reinvestment in other securities. Transaction costs associated with the Fund’s option strategy, which consist primarily of commissions, will vary depending on market circumstances and other factors (e.g., the time until expiration of the option, the volatility of the underlying stock and the likelihood that the option could be exercised). Higher portfolio turnover may decrease the after-tax return to Common Shareholders to the extent it results in a decrease of the long-term capital gains portion of distributions to Common Shareholders. Although the Fund cannot accurately predict its portfolio turnover rate, under normal market conditions it expects to maintain relatively low core turnover of its stock portfolio, not considering purchases and sales of stock and options in connection with the Fund’s options program. On an overall basis, the Fund’s annual turnover rate may exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund and may result in greater realization of taxable short-term capital gains. See “Investment Objectives and Policies — Portfolio Turnover.”

Market Disruption Risk. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, rating, credit risk, inflation and other factors relating to the Common Shares.

SUMMARY OF FUND EXPENSES
      The purpose of the table and the example below is to help you understand the fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly. The Other Expenses shown in the table and related footnotes are based on estimated amounts for the Fund’s first year of operations unless otherwise indicated and assume that the Fund issues approximately 25 million Common Shares and assumes no exercise of the overallotment option granted to the underwriters. If the Fund issues fewer Common Shares, all other things being equal, the Fund’s expense ratio as a percentage of net assets would increase.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	4.50%
Offering Expenses Borne by the Fund (estimated as a percentage of offering price)(1)	0.20%
Dividend Reinvestment Plan Fees(2)	None

Percentage of Net
Assets Attributable
to Common Shares
(assumes no financial
leverage is issued)

Annual Expenses
Management Fee(3)	0.80%
Interest Payments on Borrowed Funds	None
Other Expenses	0.18%

Total Annual Expenses	0.98%

(1)	Madison Asset Management, LLC, the Fund’s investment adviser, has agreed to pay (i) all organizational costs of the Fund and (ii) the Fund’s offering costs (other than the sales load but including the partial reimbursement of the expenses of the underwriters) that exceed $0.04 per share of Common Shares (0.20% of the offering price).

(2)	You will pay brokerage charges if you direct the Plan Agent to sell your Common Shares held in a dividend reinvestment account. See “Dividend Reinvestment Plan.”

(3)	Under the investment advisory agreement, the Fund pays the Adviser at an annual rate of 0.80% on the first $500 million of the Fund’s net assets and 0.60% on net assets of the Fund above $500 million.
Example
      The following example illustrates the expenses (including the sales load of $45 and estimated expenses of this offering of $2) that you would pay on a $1,000 investment in Common Shares, assuming (1) “Total Annual Expenses” of 0.98% of net assets attributable to Common Shares and (2) a 5% annual return:

	Cumulative Expenses Paid for the Period of:

	1 Year	3 Years	5 Years	10 Years

An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return throughout the periods	$57	$77	$100	$167

*	The example should not be considered a representation of future expenses or returns. Actual expenses may be higher or lower than those assumed. Moreover, the Fund’s actual rate of return may be higher or lower than the hypothetical 5% return shown in the example, which hypothetical return is required by applicable Securities and Exchange Commission regulations. The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value.

THE FUND
      Madison Strategic Sector Premium Fund (the “Fund”) is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a statutory trust on February 4, 2005 pursuant to a Certificate of Trust and is governed by the laws of the State of Delaware. As a newly organized entity, the Fund has no operating history. Its principal office is located at 550 Science Drive, Madison, Illinois 53711, and its telephone number is (608) 274-0300. Madison Asset Management, LLC (the “Adviser”) serves as the Fund’s investment adviser and is responsible for the management of the Fund’s portfolio of securities. Except as otherwise noted, all percentage limitations set forth in this Prospectus apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action.
USE OF PROCEEDS
      The net proceeds of the offering of Common Shares will be approximately $          ($           if the Underwriters exercise the over-allotment option in full) after payment of the estimated offering costs. The Fund will pay all of its offering costs up to $0.04 per Common Share, and the Adviser has agreed to pay (i) all of the Fund’s organizational costs and (ii) offering costs of the Fund (other than sales load but including the partial reimbursement of the expenses of the underwriters) that exceed $0.04 per Common Share.
      The Fund will invest the net proceeds of the offering in accordance with its investment objectives and policies as stated below. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with its investment objectives and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in U.S. government securities or high quality, short-term money market instruments.
INVESTMENT OBJECTIVES AND POLICIES
Investment Objectives and Policies
      The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund will pursue its investment objectives by investing in a portfolio consisting primarily of common stocks of large- and mid-capitalization issuers that are, in the view of the Adviser, selling at a reasonable price in relation to their long-term earnings growth rates. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. The Fund seeks to produce a high level of current income and current gains generated from option writing premiums and, to a lesser extent, from dividends. There can be no assurance that the Fund will achieve its investment objectives.
      The Fund’s investment objectives are considered fundamental and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. There can be no assurance that the Fund will achieve its investment objectives.
Portfolio Investment Parameters
      Under normal market conditions, the Fund will invest at least 80% of its total assets in common stocks, with a least 65% of the amount so invested being invested in common stocks of large capitalization issuers that meet the Fund’s selection criteria. The Fund may invest the remainder of its common stock investments in companies that meets the Fund’s selection criteria but whose market capitalization is considered to be middle sized or “mid-cap.” Common stocks are selected based on the Adviser’s views on the company’s ability to sustain future growth and on favorable “PEG” (its Price-Earnings Ratio (PE) divided by its perceived earnings Growth rate) ratios, financial strength and industry leadership. The

Fund generally will invest in common stocks on which exchange-traded call options are currently available. Substantially all of the common stocks in the Fund’s portfolio will be issued by U.S. companies, although the Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities of foreign issuers.
      The Fund considers a large capitalization issuer to be a company with market capitalization, at the time of the Fund’s investment in such company’s common stock, of $7 billion or greater. The Fund considers a mid-cap issuer to be a company with market capitalization, at the time of the Fund’s investment in such company’s common stock, of between $1 billion and $7 billion.
      The Fund will pursue its primary objective by employing an option strategy of writing covered call options on a substantial portion of the common stocks in the Fund’s portfolio. The extent of option writing activity will depend upon market conditions and the Adviser’s ongoing assessment of the attractiveness of writing call options on the Fund’s stock holdings. Writing covered call options involves a tradeoff between the option premiums received and reduced participation in potential future stock price appreciation. Depending on the Adviser’s evaluation, the Fund may write covered call options on varying percentages of the Fund’s common stock holdings. The Fund seeks to produce a high level of current income and current gains generated from option writing premiums and, to a lesser extent, from dividends.
      In addition to its covered call strategy the Fund may, to a lesser extent (not more than 20% of its total assets), pursue an option strategy that includes the writing of both put options and call options on certain of the common stocks in the Fund’s portfolio. To seek to offset some of the risk of a larger potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline, the Fund may, to a limited extent (not more than 2% of the its total assets) purchase put options on broad-based securities indices (such as the S&P 500, S&P MidCap 400 or other indices deemed suitable) or certain ETFs (exchanged-traded funds) that trade like common stocks but represent such market indices. The Adviser may pursue this risk management strategy through covered put option collars, in which the Fund purchases a put option and simultaneously sells a put option on the same security at a different strike price.
      These policies may be changed by the Fund’s Board of Trustees without prior approval of the outstanding voting securities of the Fund, but no change is anticipated. If the Fund’s policies change, the Fund will provide shareholders at least 60 days’ notice before implementation of the change.
Rationale for Investing in the Fund
      The Adviser believes that investment in high quality, financially strong growth stocks will provide attractive opportunities for investment appreciation. The Adviser seeks to identify such stocks by focusing, without limitation, on issuers that the Adviser believes have the following characteristics: (1) sustainable competitive advantages, (2) predictable and dependable cash flows, (3) high quality management teams, (4) solid balance sheets, (5) high return on equity and (6) high confidence in forward earnings growth rates.
      The Adviser also believes that a program of option writing will provide ongoing current returns through varying market conditions, which may provide a partial hedge to investors in downward-trending equity markets and may provide a steady return to investors. The Adviser also believes that the Fund’s potential total return (from dividends, option writing income, realized capital gains and asset appreciation) in neutral to modestly rising equity market conditions can be both substantial and steady.
      Additionally, the Adviser believes that the Fund’s strategy of writing covered call options on individual common stocks provides the Fund with an opportunity to receive higher option premiums as compared to a strategy of writing index call options (such as options on the S&P 500 or other index options) for similar time periods. The Adviser also believes that the Fund’s strategy leads to an overall reduction in risk compared to a strategy of simply owning stocks in a portfolio.

Portfolio Contents
      Common Stocks. Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
      The Adviser intends to focus the Fund’s investments in those broad sectors of the economy that the Adviser believes provide superior opportunities to achieve the Fund’s investment objectives through equity selection and application of the Fund’s covered call option strategy. The Fund will not invest more than 35% of its total assets in the securities of issuers principally engaged in any single sector. In current market conditions, the Adviser initially intends to focus the Fund’s investments in the following sectors:

Consumer Discretionary and Retail. The consumer discretionary and retail sector may include, for example, companies principally engaged in the manufacture and distribution of goods and services to consumers both domestically and internationally and in merchandising finished goods and services primarily to individual consumers.

Technology. The technology sector may include, for example, companies involved in producing computers, software or information technology products and equipment or that rely extensively on technology, science or communications in their product development or operations.

Medical/ Health Care and Pharmaceutical. The medical/health care and pharmaceutical sector may include, for example, companies principally engaged in the development, production or distribution of products or services related to biotechnology, medical diagnostics, managed health care, medical equipment and supplies and pharmaceuticals.

Financial Institutions. The financial institutions sector may include, for example, commercial banks, savings and loan associations, brokerage and investment companies, insurance companies, asset management companies and consumer and industrial finance companies.

The Adviser periodically will reallocate the Fund’s assets among sectors based on the Adviser’s views regarding economic conditions, market conditions in both the equity and option markets and the risks relevant to each sector. As market conditions change, the Fund’s portfolio may not necessarily be so composed of stocks in these sectors, but could be composed significantly of stocks of issuers in other sectors of the market.
      The Adviser seeks to invest in common stocks in which it has high confidence in their continuing earnings growth rate. The Adviser follows an investment style generally known as “GARP” (Growth-At-a-Reasonable-Price). The key analytical measure is a common stock’s PEG ratio. For example, a stock selling at $30.00 per share, with expected earnings for the current year of $2.00 per share has a PE ratio of 15 ($30 divided by $2). If the Adviser expects earnings growth of 10% per year over the next five years, then the stock has a PEG ratio of 1.5. The Adviser believes that the average PEG ratio as of the date of this Prospectus for all the stocks included in the Standard & Poor’s 500 is approximately 2.0. The Adviser intends to build an investment portfolio of common stocks with favorable value/growth relationships, with PEG ratios averaging less than the general stock market. No assurances are given that this investment style will be successful.
      After determining that a stock is reasonably priced in relation to its expected growth rate, the Adviser will look for companies with strong financial statements, relatively little debt, positive fundamental trends and industry leadership. In normal market conditions, the Adviser seeks companies whose growth rates, cash flows, and industry strength put them in a desirable position for superior long-term value and growth. The Adviser expects to hold between 40 and 60 stocks in the Fund’s portfolio.
      Options — In General. The Fund will pursue its primary objective by employing an option strategy of writing covered call options on a substantial portion of the common stocks in the Fund’s portfolio. The Fund seeks to produce a high level of current income and current gains generated from option writing premiums and, to a lesser extent, from dividends. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as “American style” options may be exercised at any time during the term of the option. Other options, known as “European style” options, may be exercised only on the expiration date of the option. Since virtually all options on individual stocks trade American style, the Adviser believes that substantially all of the options written by the Fund will be American style options.
      The Fund will write call options and put options only if they are “covered.” In the case of a call option on a common stock or other security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser (in accordance with procedures established by the Board of Trustees) in such amounts are segregated by the Fund’s custodian) upon conversion or exchange of other securities held by the Fund. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser as described above. A put option on a security is “covered” if the Fund segregates assets determined to be liquid by the Adviser as described above equal to the exercise price. A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser as described above.
      If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option when purchased. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. Net gains from the Fund’s option strategy generally will be short-term capital gains which, for federal income tax purposes, will constitute net investment company taxable income. See “Taxation.”
      The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date. The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.
      Call Options and Covered Call Writing. The Fund will not purchase call options as an investment. It will follow a strategy known as “covered call option writing,” which is a strategy designed to produce income and offset a portion of a market decline in the underlying common stock. This strategy will be the

Fund’s primary investment strategy. The extent of option writing activity will depend upon market conditions and the Adviser’s ongoing assessment of the attractiveness of writing call options on the Fund’s stock holdings and, accordingly, the Fund may write covered call options on varying percentages of the Fund’s common stock holdings. The Fund will only write options on common stocks held in the Fund’s portfolio. It may not write “naked” call options, i.e. options representing more shares of the stock than are held in the portfolio.
      The standard contract size for a single option is 100 shares of the common stock. There are four items needed to identify any option: (1) the underlying security, (2) the expiration month, (3) the strike price and (4) the type (call or put). For example, ten XYZ Co. October 40 call options provide the right to purchase 1,000 shares of XYZ Co. on or before October 21, 2005 at $40 per share. A call option whose strike price is above the current price of the underlying stock is called “out-of-the-money.” Most of the options that will be sold by the Fund are expected to be out-of-the-money, allowing for potential appreciation in addition to the proceeds from the sale of the option. An option whose strike price is below the current price of the underlying stock is called “in-the-money” and will be sold by the Fund as a defensive measure to protect against a possible decline in the underlying stock.
      The following is a conceptual example of a covered call transaction, making the following assumptions:

•	a common stock currently trading at $25.00 per share

•	a 9-month call option is written with a strike price of $27.50 (i.e. 10% higher than the current market price

•	the writer receives $2.00 (or 8%) of the common stock’s value as premium income.

      Under this scenario, before giving effect to any change in the price of the stock, the covered-call writer receives the premium, representing 8% of the common stock’s value, regardless of the stock’s performance over the 9-month period until option expiration.
      If the stock price declines, the premium from writing the call options serves to offset some of the unrealized loss on the stock. If the stock price were to decline 8%, the option writer would break even, but if the stock were to decline more than 8% under this scenario, the investor’s downside protection would be eliminated and the stock could eventually become worthless.
      If the stock price remains unchanged, the option will expire and the option writer would earn an 8% return, in the form of the option premium.
      If the stock price were to rise but remain less than the strike price of $27.50, the option writer would earn the 8% premium and the appreciation of the stock price, up to 10% in this scenario.
      If the stock price were to rise to $27.50 or more, the option would be exercised and the stock would return 10% coupled with the option premium of 8% for a total return to the option writer of 18%.
      This example is not meant to represent the performance of any actual common stock, option contract or the Fund itself.
      For conventional listed call options, the option’s expiration date can be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. The Fund’s covered call strategy typically involves writing longer-term call options with expiration dates three to twelve months from the date of listing, although the Fund may write call options with shorter and longer terms. It is anticipated that most options that are written against Fund stock holdings will be repurchased prior to the option’s expiration date, generating a gain or loss in the options. If the options were not to be repurchased, the option holder would exercise their rights and buy the stock from the Fund at the strike price if the stock traded at a higher price than the strike price. In general, the Fund intends to continue to hold its common stocks rather than allowing them to be called away by the option holders. Exercises of call options and the resulting sale of the underlying equity securities could result in less than 80% of the Fund’s total assets being invested in common stocks. In such circumstances, the Fund will make future investments in a manner consistent with restoring the 80% threshold.

      Option contracts are originated and standardized by an independent entity called the Options Clearing Corporation (“OCC”). Currently, options are available on over 2,300 stocks with new listings added periodically. The Fund will write call options that are generally issued, guaranteed and cleared by the OCC. Listed call options are traded on the American Stock Exchange, Chicago Board Options Exchange, International Securities Exchange, New York Stock Exchange (the “NYSE”), Pacific Stock Exchange, Philadelphia Stock Exchange or various other U.S. options exchanges. The Fund’s Investment Manager believes that there exists a large trading volume of options, easily sufficient to fulfill the Fund’s option requirements to fully implement its strategies.
      Put options. Put options are contracts that give the holder of the option, in return for a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. To a limited extent, not more than 20% of the Fund’s total assets, the Fund may utilize a strategy in which it will own shares of a common stock, write call options and write put options. This strategy may produce a considerably higher return than the Fund’s primary strategy of covered call writing, but involves a higher degree of risk and potential volatility. To seek to offset some of the risk of a larger potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline, the Fund may, to a limited extent (not more than 2% of the its total assets) purchase put options on broad-based securities indices (such as the S&P 500, S&P MidCap 400 or other indices deemed suitable) or certain ETFs that trade like common stocks but represent such market indices.
      The Adviser may pursue this risk management strategy through covered put option collars, in which the Fund purchases a put option and simultaneously sells a put option on the same security at a different strike price. The put option collars in which the Fund will invest are sometimes referred to as debit spreads and credit spreads. When the Fund engages in debit spreads the Fund will pay a higher premium for the put option it purchases than it receives for the put option it writes. In so doing, the Fund hopes to realize current gains from favorable market price movements in relation to the exercise price of the option it holds. The Fund’s maximum potential profit would be equal to the difference between the two exercise prices, less the net premium paid. When the Fund engages in credit spreads the Fund will receive more in premiums for the option it writes than it will pay for the option it purchases. In so doing, the Fund hopes to realize current gains in the form of premiums. The Fund’s maximum potential profit would be equal to the net premium received for the spread. The Fund’s maximum potential loss would be limited to the difference between the two exercise prices, less the net premium received.
      Diversification Requirements. The Fund may invest no more than 4% of the Fund’s total assets, at time of purchase, in any one common stock. The Fund may, in addition to pursuing its covered call option strategy on common stocks in its portfolio, write put options on such common stocks representing to 2% of the Fund’s total assets, at time of purchase, on any one common stock.
      Foreign Securities. The Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities of foreign issuers. The Fund expects that its investments in foreign securities will consist primarily of sponsored American Depositary Receipts (“ADRs”). ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.
      Other Income Producing Strategies. The Fund may invest up to 20% of its total assets in other income-producing strategies, including investment grade debt securities, preferred stock, and convertible securities.

Investment Grade Debt Securities. The Fund may invest in investment grade bonds of varying maturities issued by corporations and other business entities. The Fund considers debt securities to be investment grade if, at the time of acquisition, such debt securities are rated at least Baa by Moody’s Investors Service, Inc., BBB by Standard & Poor’s Rating Service, comparably rated by another statistical rating organization, or, if unrated, determined by the Adviser to be of comparable credit quality. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. Information on the ratings of investment grade and other fixed income securities is included in the Statement of Additional Information under “Appendix A — Ratings of Investments.”

Preferred Stocks. Preferred stock has a preference over common stock in liquidation (and generally as to dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred shares back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred shares. Generally, the right of the issuer to repurchase the preferred stock tends to reduce any premium at which the preferred stock might otherwise trade due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock tends to reduce any discount at which the preferred stock might otherwise trade due to interest rate or credit factors. In addition, some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise paid.

The Adviser believes that preferred stock of certain companies offers the opportunity for capital appreciation as well as periodic income. This may be particularly true in the case of companies that have performed below expectations. If a company’s performance has been poor enough, its preferred stock may trade more like common stock than like other fixed income securities, which may result in above average appreciation if the company’s performance improves.

Convertible Securities. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Temporary Investments
      During unusual market circumstances, the Fund may temporarily invest a substantial portion of its assets in cash or cash equivalents, which may be inconsistent with the Fund’s investment objectives. In moving to a substantial temporary investments position and in transitioning from such a position back into full conformity with the Fund’s normal investment objectives and policies, the Fund may incur transaction costs that would not be incurred if the Fund had remained fully invested in accordance with such normal policies. The transition to and back from a substantial temporary investments position may also result in the Fund having to sell common stocks and/or close out options positions and then later purchase common stocks and open new options positions in circumstances that might not otherwise be optimal. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations.
Certain Other Investment Practices
      When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.
      Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.
      Repurchase Agreements. Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Adviser, acting under the supervision of the Board of Trustees of the Fund, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Investment Adviser, the Adviser or any of their affiliates.
      Other Investment Companies. The Fund may invest up to 10% of the Fund’s total assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. The Fund expects that these investments will primarily be in ETFs. In addition, to seek to offset some of the risk of a larger potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline, the Fund may purchase put options or put option spreads (where another put option at a lower strike price is sold to offset the cost of the first put option) on certain ETFs that trade like common stocks but represent certain market indices such as the Nasdaq 100 or S&P 500 that correlate with the mix of common stocks held in the Fund’s portfolio. The Adviser generally expects that it may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds from this offering of Common Shares or during periods when there is a shortage of attractive securities available in the market. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Holders of Common Shares (“Common Shareholders”) would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in this Prospectus. As described in the section entitled “Risks,” the net asset value and market value of leveraged shares will be more volatile and the yield to holders of common stock in such leveraged investment companies will tend to fluctuate more than the yield generated by unleveraged shares.
      Restricted and Illiquid Securities. Although the Fund does not anticipate doing so to any significant extent, the Fund may invest up to 10% of its total assets in securities for which there is no readily available trading market or that are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.
      It may be difficult to sell such securities at a price representing the fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.
      Loans of Portfolio Securities. To seek to increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund’s total assets.
      If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund would suffer a loss. See “Investment Objectives and Policies — Loans of Portfolio Securities” in the Fund’s Statement of Additional Information.
      Financial Leverage. The Fund is authorized to utilize leverage through the use of bank lines of credit or other borrowing, the issuance of debt securities and/or the issuance of preferred shares. The Fund may also borrow or issue debt securities for temporary purposes such as settlement of transactions. Any such financial leverage would be limited to an amount up to 20% of the Fund’s total assets (including the proceeds of such financial leverage). Although there is no current expectation that the Fund will utilize financial leverage, the Fund may utilize financial leverage in the future in connection with the Fund’s covered call option strategy during periods in which the Adviser believes that the interest and other costs of financial leverage are likely to be less than the expected returns on the portfolio assets acquired with the proceeds of such financial leverage. If financial leverage is utilized, there is no guarantee that it will be successful in enhancing the level of the Fund’s current income.
      Strategic Transactions Using Derivatives. In addition to the option strategies described above under “— Portfolio Contents,” the Fund is authorized, but does not currently intend, to utilize certain strategies for purposes such as seeking to hedge various market risks inherent in the Fund’s portfolio, to manage the effective maturity or duration of income-producing securities in the Fund’s portfolio or in connection with the Fund’s utilization of financial leverage. These strategies may be executed through the use of derivative contracts. In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors or collars (collectively, all the above are called “Strategic Transactions”). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. In addition to the risks described in this Prospectus with respect to the Fund’s option strategies, such Strategic Transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in the derivatives or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Adviser’s prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. To the extent that the Fund were to engage in over-the-counter derivatives transactions, the Fund would be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. For a more complete discussion of the Fund’s investment practices involving Strategic Transactions in derivatives and certain other investment techniques, see “Investment Objectives and Policies — Derivative Instruments” in the Fund’s Statement of Additional Information.
Portfolio Turnover
      The Fund will buy and sell securities to seek to accomplish its investment objectives. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions and other transaction costs on the sale of securities and reinvestment in other securities. Transaction costs associated with the Fund’s option strategy, which consist primarily of commissions, will vary depending on market circumstances and other factors (e.g., the time until expiration of the option, the volatility of the underlying stock and the likelihood that the option could be exercised). Higher portfolio turnover may decrease the after-tax return to Common Shareholders to the extent it results in a decrease of the long-term capital gains portion of distributions to Common Shareholders. Although the Fund cannot accurately predict its portfolio turnover rate, under normal market conditions it expects to maintain relatively low core turnover of its stock portfolio, not considering purchases and sales of stock and options in connection with the Fund’s options program. On an overall basis, the Fund’s annual turnover rate may exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund and may result in greater realization of taxable short-term capital gains.
Investment Restrictions
      The Fund has adopted certain other investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares, as defined in the 1940 Act, (and preferred shares, if any, voting together as a single class). See “Investment Restrictions” in the Statement of Additional Information for a complete list of the fundamental investment policies of the Fund. Should the Fund decide to utilize financial leverage in the future, it may become subject to rating agency guidelines that are more limiting than its fundamental investment restrictions in order to obtain and maintain a desired rating on the financial leverage.

RISKS
      Investors should consider the following risk factors and special considerations associated with investing in the Fund.
No Operating History
      The Fund is a newly organized, diversified, closed-end management investment company with no operating history.
Not a Complete Investment Program
      The Fund is intended for investors seeking a high level of current income and capital appreciation over the long term. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in the Common Shares of the Fund should not be considered a complete investment program. Each Common Shareholder should take into account the Fund’s investment objectives as well as the Common Shareholder’s other investments when considering an investment in the Fund.
Investment and Market Risk
      An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
      An investment in the Fund’s Common Shares represents an indirect investment in the securities owned by the Fund, a majority of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund distributions.
Equity Risk
      A principal risk of investing in the Fund is equity risk, which is the risk that the securities held by the Fund will fluctuate in value due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. Stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock in which the Fund will invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock of an issuer held by the Fund. Also, the price of common stock of an issuer is sensitive to general movements in the stock market. A drop in the stock market may depress the price of most or all of the common stocks held by the Fund.
Risks Associated with Options on Securities
      There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
      There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. Although the Fund’s option strategy utilizes exchange-traded options, the Fund is authorized to engage in over-the-counter option transactions; however, the Adviser does not intend currently to do so to any significant extent. The Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.
      The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.
      When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.
      To the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

      In addition to the option strategies described above, the Fund is authorized, but does not currently expect, to utilize certain strategies using derivative instruments other than options (such as futures contracts and swap contracts) for purposes such as seeking to hedge various market risks inherent in the Fund’s portfolio, to manage the effective maturity or duration of income-producing securities in the Fund’s portfolio or in connection with the Fund’s utilization of financial leverage. In addition to the risks described above with respect to the Fund’s option strategies, such strategies and transactions in other derivative instruments entail certain execution, market, liquidity, hedging and tax risks. See “Investment Objectives and Policies” in the Fund’s Statement of Additional Information.
Limitation on Option Writing Risk
      The number of call options the Fund can write is limited by the number of shares of common stock the Fund holds, and further limited by the fact that call options represent 100 share lots of the underlying common stock. The Fund will not write “naked” or uncovered call options. Furthermore, the Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Manager. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
Risks of Mid-Cap Companies
      The Fund may invest in companies that meet the Fund’s growth and value criteria and whose market capitalization is considered middle sized or “mid-cap.” Mid-cap companies often are newer or less established companies than larger capitalization companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of mid-cap companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.
Sector Concentration Risk
      The Adviser intends to focus the Fund’s investments in those broad sectors of the economy that the Adviser believes provide superior opportunities to achieve the Fund’s investment objectives. To the extent that the Fund makes substantial investments in any single sector Fund will be more susceptible to adverse economic or regulatory occurrences affecting those sectors. The Fund currently intends to make significant investments in common stocks of companies operating in the (i) consumer discretionary and retail, (ii) technology, (iii) medical/health care and pharmaceutical and (iv) financial institutions sectors. The Adviser periodically will reallocate the Fund’s assets among sectors based on the Advisers views regarding economic conditions, market conditions in both the equity and option markets and the risks relevant to each sector. As market conditions change, the Fund’s portfolio may not necessarily be so composed of stocks in these sectors, but could be composed significantly of stocks of issuers in other sectors of the market. The Fund will not invest more than 35% of its total assets in the securities of issuers principally engaged in any single sector.

      Consumer Discretionary and Retail. Industries within the consumer and retail sector can be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, intense competition and changes in demographics and consumer tastes.
      Technology. Common stocks of companies operating in the technology sector may be more volatile than the overall stock market and may or may not move in tandem with the overall stock market. Technology, science and communications are rapidly changing fields, and stocks of these companies, especially of smaller or unseasoned companies, may be subject to more abrupt or erratic market movements than the stock market in general. There are significant competitive pressures among technology-oriented companies and the products or operations of such companies may become obsolete quickly. In addition, these companies may have limited product lines, markets or financial resources, and the management of such companies may be more dependent upon one or a few key people.
      Medical/ Health Care and Pharmaceutical. Industries within the medical/health care and pharmaceutical sector are subject to substantial government regulation. Changes in governmental regulations and policies may have a material effect on the demand for particular medical and pharmaceutical products and services. Regulatory approvals (often entailing lengthy application and testing procedures) are also generally required before new drugs and certain medical devices and procedures may be introduced. Many of the products and services of companies engaged in the medical and pharmaceutical sector are also subject to relatively high risks of rapid obsolescence caused by progressive scientific and technological advances. Additionally, such products are subject to risks such as the appearance of toxic effects following commercial introduction and manufacturing difficulties. The enforcement of patent, trademark and other intellectual property laws will affect the value of many such companies.
      Financial Institutions. The industries within the financial institutions sector are subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability can be largely dependent on the availability and cost of capital funds and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial institutions industries. Insurance companies can be subject to severe price competition. The financial institutions industries are currently undergoing relatively rapid change as existing distinctions between financial institutions segments become less clear. For example, recent business combinations have included insurance, finance, and securities brokerage under single ownership.
Income and Fund Distribution Risk
      The income Common Shareholders receive from the Fund is based primarily on the premiums it receives from writing options and the dividends and interest it earns from its investments. Net option premiums and dividend payments the Fund receives in respect of its portfolio securities can vary widely over the short-and long-term. If stock prices or stock price volatility declines, the level of premiums from options writing and the amounts available for distribution from options activity will likely decrease as well. Payments to purchase put options and to close written call options will reduce amounts available for distribution from call option premiums received and proceeds of closing put options. Dividends on common stocks are not fixed but are declared at the discretion of the issuer’s board of directors. There is no guarantee that the issuers of common stock in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time. Dividends on any preferred stock in which the Fund may invest are not guaranteed and certain issues of preferred stock held by the Fund may be called by the issuer.
Foreign Securities Risk
      The Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities of foreign issuers. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.
      There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.
      The Fund expects that its investments in foreign securities will primarily consist of sponsored ADRs. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.
Market Discount Risk
      Whether investors will realize gains or losses upon the sale of Common Shares of the Fund will depend upon the market price of the Common Shares at the time of sale, which may be less or more than the Fund’s net asset value per share. Since the market price of the Common Shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Fund, we cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the public offering price. Shares of closed-end funds often trade at a discount to their net asset values and the Fund’s Common Shares may trade at such a discount. This risk may be greater for investors expecting to sell their Common Shares of the Fund soon after completion of the public offering. The Common Shares of the Fund were designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.
Other Investment Companies Risks
      The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies, including ETFs, that invest primarily in securities of the types in which the Fund may invest directly. The Fund expects that these investments will be primarily in ETFs. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in this Prospectus.

Financial Leverage Risk
      The Fund is authorized to utilize leverage through the use of bank lines of credit or other borrowing, the issuance of debt securities and/or the issuance of preferred shares. The Fund may also borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as settlement of transactions. Any such financial leverage would be limited to an amount up to 20% of the Fund’s total assets (including the proceeds of such financial leverage). Although there is no current expectation that the Fund will utilize financial leverage, the Fund may utilize financial leverage in the future in connection with the Fund’s covered call option strategy during periods in which the Adviser believes that the interest and other costs of financial leverage are likely to be less than the expected returns on the portfolio assets acquired with the proceeds of such financial leverage. Although the use of any financial leverage by the Fund may create an opportunity for increased net income, gains and capital appreciation for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with financial leverage proceeds are greater than the cost of financial leverage, the Fund’s return will be greater than if financial leverage had not been used. Conversely, if the income or gain from the securities purchased with such proceeds does not cover the cost of financial leverage, the return to the Fund will be less than if financial leverage had not been used. Financial leverage also increases the likelihood of greater volatility of net asset value and market price of and dividends on the Common Shares than a comparable portfolio without leverage. During any time in which the Fund utilizes financial leverage, the amount of fees paid to the Investment Adviser and to the Adviser for advisory and management services would be higher than if the Fund did not utilize financial leverage because the fees payable under the investment advisory agreement are based on the Fund’s Managed Assets, which include the assets attributable to any financial leverage.
Management Risk
      The Fund is subject to management risk because it is an actively managed portfolio. In acting as the Fund’s Adviser of its portfolio securities, the Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.
Tax Risk
      Call option premiums received by the Fund will be recognized upon exercise, lapse or other disposition of the option and generally will be treated by the Fund as short-term capital gain or loss. Some of the call options and other devices employed by the Fund reduce risk to the Fund by substantially diminishing its risk of loss in offsetting positions in substantially similar or related property, thereby giving rise to “straddles” under the federal income tax rules. The straddle rules require the Fund to defer certain losses on positions within a straddle, and terminate or suspend the holding period for certain securities in which the fund does not yet have a long-term holding period or has not yet satisfied the holding period required for qualified dividend income. Thus, the Fund cannot assure you as to any level of regular quarterly net investment income (income other than net long-term capital gain) and cannot assure you as to any level of capital gains distributions. In addition, certain of the Fund’s call writing activities may affect the character, timing and recognition of income and could cause the Fund to liquidate other investments in order to satisfy its distributions requirements.
      The Fund expects to generate premiums from the writing of call options. The Fund will recognize short-term capital gains upon the expiration of an option that it has written. If the Fund enters into a closing transaction, the difference between the amount paid to close out its option position and the premium received for writing the option will be short-term gain or loss. Transactions involving the disposition of the Fund’s underlying securities (whether pursuant to the exercise of a call option, put option or otherwise) will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, it is expected that most of the gains from the sale of the underlying securities held by the Fund will be short-term capital gains. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying stocks may force the Fund to realize capital gains or losses at inopportune times.

      The Fund’s transactions in options are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (ii) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) and (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash.
      Current law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15%. See “Taxation.”
Risks Related to Other Income-Producing Strategies
      The Fund may invest up to 20% of its total assets in other income-producing strategies, including investment grade debt securities, preferred stock, and convertible securities.
      Interest Rate Risk. Interest rate risk is the risk that fixed-income securities such as preferred and debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund’s investment in such securities means that the net asset value and market price of Common Shares will tend to decline if market interest rates rise.
      During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk.
      Risks Related to Preferred Securities. There are special risks associated with investing in preferred securities, including:

•	Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes prior to the actual receipt of such income.

•	Non-Cumulative Dividends. Some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise made payable.

•	Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

•	Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may have the right to elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

•	Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.
      Convertible Securities Risks. Convertible securities generally pay lower rates of interest or have lower dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of an issuer’s equity securities exceeds the conversion price of the issuer’s securities convertible into such equity securities, the convertible securities tend to reflect the market price of the issuer’s equity securities. As the market price of the issuer’s underlying equity securities decline, the convertible securities tend to trade increasingly on a yield basis and thus may not decline in price to the same extent as the equity securities.
Inflation Risk
      Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. In addition, during any periods of rising inflation, short-term financing rates in connection with any financial leverage the Fund may have issued would likely increase, which would tend to further reduce returns to Common Shareholders.
Illiquid Securities Risk
      Although the Fund does not anticipate doing so to any significant extent, the Fund may invest in unregistered and otherwise illiquid investments. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities. Unregistered securities generally can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund’s inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible.
Market Disruption Risk
      As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. Securities Markets were closed for a four-day period. These terrorists attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, rating, credit risk, inflation and other factors relating to the Common Shares.
Anti-takeover Provisions
      The Fund’s Governing Documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See “Anti-takeover and Other Provisions in the Fund’s Governing Documents.”

MANAGEMENT OF THE FUND
Trustees and Officers
      The Board of Trustees is broadly responsible for the management of the Fund, including general supervision of the duties performed by the Adviser. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the Statement of Additional Information.
The Adviser
      Madison Asset Management, LLC acts as the Fund’s Adviser pursuant to an investment advisory management agreement between the Fund and the Adviser (the “Advisory Agreement”). Madison Asset Management, LLC is a wholly owned subsidiary of Madison Investment Advisors, Inc. which was founded in 1974 by Frank Burgess. The Adviser is a Wisconsin limited liability company with principal offices at 550 Science Drive, Madison, Wisconsin 53711. Madison Asset Management, LLC shares its personnel and resources with its parent and, unless otherwise stated, references herein to the Adviser are, collectively, to Madison Asset Management, LLC and Madison Investment Advisors, Inc. Madison Asset Management, LLC and Madison Investment Advisors, Inc. also operate through their affiliates, Madison Scottsdale, LC in Scottsdale, Arizona and Concord Asset Management, LLC in Chicago, Illinois and manage investment companies through its Mosaic family of twelve mutual funds. Madison Investment Advisors, Inc. is an independent company that is owned by 26 of its officers and employees and an employee stock ownership plan (ESOP). The Adviser and its affiliated group act as investment advisers for one other closed-end investment company, individuals, corporations, pension funds, endowments, insurance companies and mutual funds with assets under management exceeding $11.1 billion as of February 28, 2005.
      Pursuant to the Advisory Agreement, the Adviser, under the supervision of the Fund’s Board of Trustees, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities. The Adviser also furnishes offices, necessary facilities and equipment, provides personnel, and pays the compensation of all officers and trustees of the Fund who are its affiliates. The Adviser also performs certain accounting and other administrative services to the Fund, pursuant to a Services Agreement for which the Adviser receives fees, in addition to the fees payable pursuant to the Advisory Agreement. Pursuant to such Services Agreement, fees payable by the Fund for such administrative services are in an amount equal to 0.025% annually on the initial $200 million of the Fund’s Managed Assets, with decreasing fees for assets above such initial threshold. Pursuant to such Services Agreement, fees payable by the Fund for such accounting services are charged at an annual percentage rate, based upon the Managed Assets of the Fund together with those of other investment companies for which the Adviser provides such accounting services, up to an annual percentage amount of 0.0275% on the initial $200 million of such aggregate assets, with decreasing percentage amounts for assets above such initial threshold.
Advisory Agreement
      Pursuant to the Advisory Agreement between the Adviser and the Fund, the Fund has agreed to pay the Adviser an annual advisory fee, payable on a monthly basis, according to the following schedule:

Average Daily Managed Assets	Advisory Fee

Up to $500 million	0.80%
Over $500 million	0.60%
      “Managed Assets” of the Fund means the total assets of the Fund, including assets attributable to the proceeds from any financial leverage, minus liabilities, other than liabilities related to any financial leverage.
      In addition to the fees of the Adviser, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Adviser), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any financial leverage, expenses of preparing, printing and distributing prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.
      Because the fees received by the Adviser are based on the Managed Assets of the Fund (including assets represented by the proceeds of any financial leverage), the Adviser has a financial incentive for the Fund to utilize financial leverage, which may create a conflict of interest between the Adviser, on the one hand, and the holders of the Fund’s Common Shares. Because holders of the Fund’s preferred shares or its borrowings receive a specified rate of return, the Fund’s investment management fees and other expenses, including expenses incurred in the issuance of any financial leverage, are paid only by the Common Shareholders.

Portfolio Management
      The Fund will be managed by two teams of investment professionals. The equity team, headed by Jay Sekelsky, Managing Director and Senior Portfolio Manager of the Adviser, provides research and analysis regarding the common stocks in the Fund’s portfolio. The option strategy team, headed by Frank Burgess, CEO and founder of the Adviser, manages the portfolio’s trading and makes options strategy decisions.
      Mr. Sekelsky, the Adviser’s lead equity investment officer, joined the Adviser 1990. Mr. Sekelsky joined Madison Investment Advisors in 1990, coming from Wellington Management Company in Boston, where he was an investment officer. He holds a BBA and MBA from the University of Wisconsin and has also earned both the CPA and CFA designations.
      Mr. Burgess has extensive experience in the investment world. Following degrees in Engineering and Law, he spent six years in banking before founding the Madison Investment Adviser, Inc. in 1974 and has served as the chairman and chief investment officer of the Adviser since its inception.
      The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.
      The Adviser has retained option investment expert, Richard Lehman of Lehman Investment Advisory, as consultant-advisor, to provide research on covered call options writing opportunities and strategies and analyze the Fund’s overall risk posture for the Advisor and the Trustees. Mr. Lehman is the author of an important recent book on options strategies, New Insights on Covered Call Writing through Bloomberg Press. The Adviser, out of its own assets, will provide compensation to Mr. Lehman.
Current Regulatory Environment
      In recent years, various regulatory agencies, including the Securities and Exchange Commission and certain State attorneys general, have conducted investigations and inquiries relating to corporate governance, financial reporting and accounting and other matters affecting public operating companies in general. In addition, such regulators have conducted investigations and inquiries involving certain practices within the investment company industry, and also engage in regular, routine inspections. Legislation addressing such matters, as they relate in general to public operating companies, has been adopted by the U.S. Congress, including the Sarbanes-Oxley Act, and other legislative and regulatory proposals are pending in or before the U.S. Congress, state legislatures and the various regulatory agencies. In addition, the Securities and Exchange Commission has adopted various new regulations that are applicable to registered investment companies, such as the Fund, and their service providers, and has pending or has proposed additional regulatory changes relating to investment companies. The Fund and the Adviser have adopted policies and procedures to address these new laws and regulations. Neither the Fund nor the Adviser can control or predict the scope of any proposed or future new legislation or regulatory changes, or of any regulatory investigations or inquiries within the investment company industry that could affect the Fund or the Adviser. These legislative and regulatory changes, proposals or investigations could have a substantial impact on the regulation and operation of registered funds (such as the Fund), investment advisers (such as the Adviser) and broker-dealers, including increased costs of operations relating to compliance with such regulations.

NET ASSET VALUE
      The net asset value of the Common Shares is calculated by subtracting the Fund’s total liabilities (including from borrowings) and the liquidation preference of any outstanding preferred shares from total assets (the market value of the securities the Fund holds plus cash and other assets). The per share net asset value is calculated by dividing its net asset value by the number of Common Shares outstanding and rounding the result to the nearest full cent. The Fund calculates its net asset value every day on which the NYSE is open. Generally, securities in the Fund’s portfolio are valued as of the close of regular trading on the principal exchange on which they are traded, or otherwise as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time. Information that becomes known to the Fund or its agent after the Fund’s net asset value has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund’s net asset value determined earlier that day.
      The Fund values equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on such exchange on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded primarily on the Nasdaq Stock Market are normally valued by the Fund at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values exchange-traded options and other derivative contracts at the mean of the best bid and asked prices at the close on those exchanges on which they are traded. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. The Fund values all other types of securities and assets, including restricted securities and securities for which market quotations are not readily available, by a method that the Trustees of the Fund believe accurately reflects fair value.
      When the Fund writes a call or put option, it records the premium received as an asset and equivalent liability, and thereafter, adjusts the liability to the market value of the option determined in accordance with the preceding paragraph.
      The Fund values certain of its securities on the basis of bid quotations from independent pricing services or principal market makers, or, if quotations are not available, by a method that the Board of Trustees believes accurately reflects fair value. The Fund periodically verifies valuations provided by the pricing services. Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value.
      If the Adviser believes that the price of a security obtained under the Fund’s valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Trustees of the Fund believe accurately reflects fair value.
      Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.
DISTRIBUTIONS
      Commencing with the Fund’s first distribution, the Fund intends to make regular monthly distributions to Common Shareholders based upon the Fund’s projected annual cash available from option premiums and dividends. For distribution purposes, “cash available from option premiums and dividends” will consist of the total proceeds of options sales plus dividends and interest received, less amounts paid to purchase options and Fund expenses. The Fund’s distribution rate may be adjusted from time to time. The

Board may modify this distribution policy at any time without obtaining the approval of Common Shareholders.
      The Fund’s annual cash available from options premiums and dividends will likely differ from investment company taxable income for federal income tax purposes. The investment income of the Fund will consist of all dividend and interest income accrued on portfolio investments, short-term capital gain (including short-term gains on terminated option positions and gains on the sale of portfolio investments held for one year or less) in excess of long-term capital loss and income from certain hedging transactions, less all expenses of the Fund. Expenses of the Fund will be accrued each day. Over time, all of the Fund’s investment company taxable income will be distributed. In addition, at least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss). To the extent that that Fund’s investment company taxable income and net capital gain for any year exceed the total monthly distributions paid during the year, the Fund will make a special distribution at or near year-end of such excess amount as may be required. If the Fund’s total monthly distributions in any year exceed the amount of its investment company taxable income and net capital gain for the year, any such excess would be characterized as a return of capital.
      Under the 1940 Act, for any distribution that includes amounts from sources other than net income, the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution. However, the ultimate tax characterization of the Fund’s distributions made in a calendar year may not finally be determined until the end of that calendar year. For example, the Fund may distribute income early in the calendar year that would initially be characterized as being taxable as short-term capital gains, but it could incur net short-term capital losses later in the year, thereby offsetting the income taxable as short-term capital gains for which distributions have already been made by the Fund. In addition, due to the delayed timing of recognition of gains from terminated or expired option positions, distributions that would initially be characterized as a return of capital may be treated as income distributions at the end of the taxable year in which such distributions were made. Such recharacterizations may be more likely in connection with the initial monthly distributions from the Fund, during the period in which the Fund is initially implementing its covered call option strategy.
      The Fund expects to declare its initial monthly Common Share distribution approximately 45 days, and to pay that distribution approximately 60 to 90 days, from the completion of this offering, depending on market conditions.
AUTOMATIC DIVIDEND REINVESTMENT PLAN
      Under the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by Computershare Investor Services, LLC, which is agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Computershare Investor Services, LLC as dividend disbursing agent.
      Under the Plan, whenever the market price of the Common Shares is equal to or exceeds net asset value at the time Common Shares are valued for purposes of determining the number of Common Shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued new Common Shares from the Fund, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the Common Shares. The valuation date is the dividend or distribution payment date or, if that date is not an NYSE trading day, the next preceding trading day. If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, the Plan agent will buy the Common Shares for such Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan agent will endeavor to terminate purchases in the open market and cause the Fund to issue Common Shares at the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the Common Shares exceeds net asset value. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan agent will buy the Common Shares for such Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts.
      There is no charge from the Fund for reinvestment of dividends or distributions in Common Shares pursuant to the dividend reinvestment Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan agent when it makes open-market purchases.
      The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See “Taxation”
      The Plan agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan agent in noncertificated form in the name of the participant.
      In the case of Common Shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.
      Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan agent on at least 90 days written notice to the participants in such Plan.
      Participants may withdraw from the Plan at any time by giving written notice to the Plan agent. If a participant withdraws or the Plan is terminated, participants will receive whole shares in their account under the Plan and will receive a cash payment for any fraction of a share in their accounts. If participants wish, the Plan agent will sell their shares and send them the proceeds, minus brokerage commissions and a service fee.
      All correspondence concerning the Plan should be directed to Computershare Investor Services, LLC, phone number (312) 588-4990.
DESCRIPTION OF CAPITAL STRUCTURE
Common Shares
      The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of February 4, 2005. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.01 per share. Each Common Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the Board of Trustees shall have the power to cause shareholders to pay expenses of the Fund by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of common shares owned by each respective shareholder.
      If the Fund issues and has preferred shares outstanding, the Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on preferred shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the preferred shares have been met. See “— Preferred Shares” below. All Common Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.
      The Fund has no present expectation of offering any additional Common Shares. Any additional offerings of Common Shares will require approval by the Fund’s Board of Trustees. Any additional offering of Common Shares will be subject to the requirements of the 1940 Act, which generally provides that Common Shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of Common Shares or with the consent of a majority of the Fund’s outstanding voting securities.
      The Common Shares of the Fund have been approved for listing on the NYSE subject to notice of issuance, under the symbol “MSP.”
      The Fund’s net asset value per share generally increases and decreases based on the market value of the Fund’s securities, and these changes are likely to be greater because the Fund intends to have a leveraged capital structure. Net asset value will be reduced immediately following the offering of Common Shares by the amount of the sales load and organization and offering expenses paid by the Fund. See “Use of Proceeds.”
      Voting Rights. Until any preferred shares are issued, holders of the Fund’s Common Shares will vote as a single class to elect the Fund’s Board of Trustees and on additional matters with respect to which the 1940 Act mandates a vote of the Fund’s shareholders. If preferred shares are issued, holders of preferred shares will have the right to elect two of the Fund’s Trustees, and will have certain other voting rights. See “— Preferred Shares” and “Anti-Takeover Provisions in the Fund’s Governing Documents.”
      Book-Entry. The Common Shares will initially be held in the name of Cede & Co., as nominee for DTC. The Fund will treat Cede & Co. as the holder of record of the Common Shares for all purposes. In accordance with the procedures of DTC, however, purchasers of Common Shares will be deemed the beneficial owners of Common Shares purchased for purposes of dividends, voting and liquidation rights. Purchasers of Common Shares may obtain registered certificates by contacting the Transfer Agent.
Preferred Shares
      The Fund’s Governing Documents provide that the Fund’s Board of Trustees may authorize and issue preferred shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the holders of the Common Shares. The Fund has no current expectation to issue preferred shares. Common Shareholders have no preemptive right to purchase any preferred shares that might be issued. Any such offering of preferred shares together with any other financial leverage used by the Fund would be limited to 20% of the Fund’s total assets (including the proceeds from such financial leverage).
      The Board of Trustees reserves the right to change the foregoing percentage limitation and may issue preferred shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding preferred shares to 50% of the value of the Fund’s total assets less liabilities and indebtedness of the Fund. Although the terms of any preferred shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Governing Documents, it is likely that any preferred shares issued by the Fund will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. Any preferred shares issued by the Fund would have special voting rights and a liquidation preference over the Common Shares.

Borrowings
      The Fund is permitted, without prior approval of the Common Shareholders, to borrow money. Any such borrowing together with any other financial leverage used by the Fund would be limited to 20% of the Fund’s total assets (including the proceeds from such financial leverage). The Board of Trustees reserves the right to change the foregoing percentage limitation and may utilize borrowings and other forms of financial leverage to the extent permitted by the 1940 Act. Although there is no current expectation that the Fund will utilize financial leverage through borrowings, the Fund may utilize borrowings in the future in connection with the Fund’s covered call option strategy during periods in which the Adviser believes that the interest and other costs of borrowings are likely to be less than the expected returns on the portfolio assets acquired with the proceeds of such borrowings. The Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting the Fund’s assets as security. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.
      Limitations. Borrowings by the Fund are subject to certain limitations under the 1940 Act, including the amount of asset coverage required. In addition, agreements related to the borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act. See “Use of Financial Leverage” and “Risks — Financial Leverage Risk.”
      Distribution Preference. The rights of lenders to the Fund to receive interest on, and repayment of, principal of any such borrowings will be senior to those of the Common Shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances.
      Voting Rights. The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on, or repayment of, principal. In the event that such provisions would impair the Fund’s status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the borrowings. Any borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund.
ANTI-TAKEOVER AND OTHER PROVISIONS IN THE
FUND’S GOVERNING DOCUMENTS
      The Fund presently has provisions in its Governing Documents which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund’s freedom to engage in certain transactions, or (iii) the ability of the Fund’s trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund’s management. These provisions of the Governing Documents of the Fund may be regarded as “anti-takeover” provisions. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A trustee may be removed from office by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.
      In addition, the Fund’s Agreement and Declaration of Trust requires the favorable vote of a majority of the Fund’s Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a

“Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund.
      The 5% holder transactions subject to these special approval requirements are:

•	the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

•	the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant of any automatic dividend reinvestment plan);

•	the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

•	the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.
      To convert the Fund to an open-end investment company, the Fund’s Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 30 days’ prior notice to all shareholders.
      To liquidate the Fund, the Fund’s Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, unless such liquidation has been approved by at least 80% of trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required.
      For the purposes of calculating “a majority of the outstanding voting securities” under the Fund’s Agreement and Declaration of Trust, each class and series of the Fund shall vote together as a single class, except to the extent required by the 1940 Act or the Fund’s Agreement and Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.
      The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions. See “Additional Information.”
CLOSED-END FUND STRUCTURE
      Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities, although it is not expected that the Fund will invest in illiquid securities.
      However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from net asset value, but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Common Shares being greater than, less than or equal to net asset value. The Board of Trustees has reviewed the structure of the Fund in light of its investment objectives and policies and has determined that the closed-end structure is in the best interests of the shareholders. As described below, however, the Board of Trustees will review periodically the trading range and activity of the Fund’s shares with respect to its net asset value and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Common Shares at net asset value or the possible conversion of the Fund to an open-end investment company. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Common Share. In addition, as noted above, the Board of Trustees has determined in connection with this initial offering of Common Shares of the Fund that the closed-end structure is desirable, given the Fund’s investment objectives and policies. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company.
REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND
Repurchase of Common Shares and Tender Offers
      In recognition of the possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of shareholders, the Fund’s Board of Trustees, in consultation with the Investment Adviser and the Adviser, from time to time will review possible actions to reduce any such discount. The Board of Trustees of the Fund may consider on a quarterly basis the commencement of open market repurchases of and/or tender offers for the Common Shares to seek to reduce any significant market discount (e.g., 10% or more) from net asset value that may develop and continue for a significant period of time (e.g., 12 weeks or more). After any consideration of potential actions to seek to reduce any significant market discount, the Board may, subject to its fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Trustees in light of the market discount of the Common Shares, trading volume of the Common Shares, information presented to the Board of Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions.
      There can be no assurance that repurchases of Common Shares or tender offers, if any, will cause the Common Shares to trade at a price equal to or in excess of their net asset value. Nevertheless, the possibility that a portion of the Fund’s outstanding Common Shares may be the subject of repurchases or tender offers may reduce the spread between market price and net asset value that might otherwise exist. In the opinion of the Fund, sellers may be less inclined to accept a significant discount in the sale of their Common Shares if they have a reasonable expectation of being able to receive a price of net asset value for a portion of their Common Shares in conjunction with an announced repurchase program or tender offer for the Common Shares.

      Although the Board of Trustees believes that repurchases or tender offers generally would have a favorable effect on the market price of the Common Shares, the acquisition of Common Shares by the Fund will decrease the total assets of the Fund and therefore will have the effect of increasing the Fund’s expense ratio. Because of the nature of the Fund’s investment objectives, policies and portfolio, the Adviser does not anticipate that repurchases of Common Shares or tender offers should interfere with the ability of the Fund to manage its investments in order to seek its investment objectives, and does not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate repurchases of or tender offers for Common Shares, although no assurance can be given that this will be the case.
Conversion to Open-End Fund
      To convert the Fund to an open-end investment company, the Fund’s Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 30 days’ prior notice to all shareholders.
      In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund’s investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.
TAXATION
      The following discussion summarizes certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund’s Common Shares. A more complete discussion of the tax rules applicable to the Fund and its Common Shareholders can be found in the Statement of Additional Information that is incorporated by reference into this prospectus. This discussion assumes you are a U.S. person and that you hold your Common Shares as capital assets. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal tax concerns affecting the Fund and its Common Shareholders (including Common Shareholders owning large positions in the Fund).
      The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in the Fund.

Taxation of the Fund
      The Fund intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, meet the following requirements regarding the source of its income and the diversification of its assets:

(i) The Fund must derive in each taxable year at least 90% of its gross income from the following sources: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) interests in “qualified publicly traded partnerships” (as defined in the Code).

(ii) The Fund must diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more “qualified publicly traded partnerships” (as defined in the Code).
      As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its Common Shareholders provided that it distributes each taxable year at least the sum of (i) 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income each year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its Common Shareholders.
      The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.
      If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to Common Shareholders, and such distributions will be taxable to the Common Shareholders as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits. Such dividends, however, would be eligible (i) to be treated as qualified dividend income in the case of Common Shareholders taxed as individuals and (ii) for the dividends received deduction in the case of Common Shareholders taxed as corporations. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.
      The Fund expects to generate premiums from the writing of call options. The Fund will recognize short-term capital gains upon the expiration of an option that it has written. If the Fund enters into a closing transaction, the difference between the amount paid to close out its option position and the premium received for writing the option will be short-term gain or loss. Transactions involving the disposition of the Fund’s underlying securities (whether pursuant to the exercise of a call option, put option or otherwise) will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, it is expected that most of the gains from the sale of the underlying securities held by the Fund will be short-term capital gains. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying stocks may force the Fund to realize capital gains or losses at inopportune times.
      The Fund’s transactions in options are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (ii) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) and (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash.
Taxation of Common Shareholders
      Distributions paid to you by the Fund from its net realized long-term capital gains, if any, that the Fund designates as capital gains dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your Common Shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income.
      Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2008. If you are an individual, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your Common Shares. Ordinary income dividends subject to these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses. Although the Fund will invest in stocks that generate qualified dividend income, it is expected that the Fund’s transactions in options may significantly limit the Fund’s ability to pay ordinary income dividends that are treated as qualified dividend income for the Common Shareholders.
      Any distributions you receive that are in excess of the Fund’s current or accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your Common Shares, and thereafter as capital gain from the sale of Common Shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your Common Shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your Common Shares.
      Dividends and other taxable distributions are taxable to you even though they are reinvested in additional Common Shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or

December and you were the Common Shareholder of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.
      The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.
      The sale or other disposition of Common Shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if you have held such Common Shares for more than one year at the time of sale. Any loss upon the sale or exchange of Common Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such Common Shares. Any loss you realize on a sale or exchange of Common Shares will be disallowed if you acquire other Common Shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the Common Shares. In such case, your tax basis in the Common Shares acquired will be adjusted to reflect the disallowed loss.
      Current law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15%.
      The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to Common Shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain Common Shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

UNDERWRITING
      Citigroup Global Markets Inc. (“Citigroup”), Robert W. Baird & Co. Incorporated, Ferris, Baker Watts, Incorporated, J.J.B. Hilliard, W. L. Lyons, Inc., Morgan Keegan & Company, Inc., RBC Capital Markets Corporation, Stifel, Nicolaus & Company, Incorporated and Wedbush Morgan Securities Inc. are acting as representatives (the “Representatives”) of the Underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date hereof, each Underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Common Shares set forth opposite the name of such Underwriter.

Number of
Underwriters	Shares

Citigroup Global Markets Inc.
Robert W. Baird & Co. Incorporated
Ferris, Baker Watts, Incorporated
J.J.B. Hilliard, W.L. Lyons, Inc.
Morgan Keegan & Company, Inc.
RBC Capital Markets Corporation
Stifel, Nicolaus & Company, Incorporated
Wedbush Morgan Securities Inc.
Total
      The underwriting agreement provides that the obligations of the several Underwriters to purchase the Common Shares included in this offering are subject to approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) if they purchase any of the Common Shares.
      The Underwriters propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $           per Common Share. The sales load the Fund will pay of $0.90 per share is equal to 4.5% of the initial offering price. The Underwriters may allow, and such dealers may reallow, a concession not in excess of $           per Common Share on sales to certain other dealers. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or before                     , 2005. The Representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.
      The Adviser (and not the Fund) has agreed to pay from its own assets a fee to Citigroup in connection with advice relating to the development and marketing of the Fund as well as services related to the sale and distribution of the Fund’s Common Shares in an amount equal to           , which in the aggregate is approximately           % of the total initial price to the public of the Common Shares offered hereby.
      The Fund has agreed to reimburse certain underwriter expenses in an amount equal to $0.005 per Common Share, which amount will not exceed $ or      % of the total initial price to the public of the Common Shares offered hereby. The sum total of the fees described above, the amounts paid to the Fund to reimburse certain Underwriters and the other expenses and sale load to be paid by the Fund will not exceed      % of the total price to the public of the Common Shares offered hereby.
      The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to                     additional Common Shares at the public offering price less the sales load. The Underwriters may exercise such option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each Underwriter will be obligated, subject to certain conditions, to purchase a number of additional Common Shares approximately proportionate to such Underwriter’s initial purchase commitment.

      The Fund and the Adviser have each agreed that, for a period of 180 days from the date of this Prospectus, they will not, without the prior written consent of Citigroup, on behalf of the Underwriters, sell, contract to sell or otherwise dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares or grant any options or warrants to purchase Common Shares. Citigroup, in its sole discretion, may release any of the securities subject to these agreements at any time without notice.
      Prior to the offering, there has been no public market for the Common Shares. Consequently, the initial public offering price for the Common Shares was determined by negotiation among the Fund, the Adviser and the Representatives. There can be no assurance, however, that the price at which the Common Shares will sell in the public market after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The Common Shares of the Fund have been approved for listing on the NYSE, subject to notice of issuance, under the symbol “MSP.” The Underwriters have undertaken to sell shares of common stock to a minimum of 2,000 beneficial owners in lots of 100 or more shares to meet the NYSE distribution requirements for trading.
      The following table shows the sales load that the Fund is to pay to the Underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the Underwriters’ option to purchase additional Common Shares:

Paid by Fund

Full
	No Exercise	Exercise

Per Share	$	$
Total	$	$
      The Fund and the Adviser have each agreed to indemnify the several Underwriters against certain liabilities including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.
      The Fund estimates that its portion of the total expenses of this offering (other than sales load but including a partial reimbursement of certain underwriting expenses) will be $          , or $0.04 per Common Share. The Adviser has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.04 per share.
      Certain Underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the NYSE. No Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriter. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any Underwriter. This Prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.
      The Underwriters have advised the Fund that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended, certain persons participating in the offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Common Shares on the New York Stock Exchange at a level above that which might otherwise prevail in the open market. A “stabilizing bid” is a bid for or purchase of the Common Shares on behalf of an Underwriter for the purpose of fixing or maintaining the price of the Common Shares. A “covering transaction” is a bid for or purchase of the Common Shares on behalf of an Underwriter to reduce a short position incurred by the Underwriters in connection with the offering. A “penalty bid” is a contractual arrangement whereby if, during a specified period after the issuance of the Common Shares, the Underwriters purchase Common Shares in the open market for the account of the underwriting syndicate and the Common Shares purchased can be traced to a particular Underwriter or member of the selling group, the underwriting syndicate may require the Underwriter or selling group member in question to purchase the Common Shares in question at the cost price to the syndicate or may recover from (or decline to pay to) the Underwriter or selling group member in question any or all compensation (including, with respect to a representative, the applicable syndicate management fee) applicable to the Common Shares in question. As a result, an Underwriter or selling group member and, in turn, brokers may lose the fees that they otherwise would have earned from a sale of the Common Shares if their customer resells the Common Shares while the penalty bid is in effect. The Underwriters are not required to engage in any of these activities, and any such activities, if commenced, may be discontinued at any time.
      The underwriting agreement provides that it may be terminated in the absolute discretion of the representatives without liability on the part of the Underwriters to the Fund or the Adviser, by notice to the Fund or the Adviser, if, prior to the delivery of and payment for the Common Shares, (i) trading in the Fund’s Common Shares shall have been suspended by the Securities and Exchange Commission or the NYSE or trading in securities generally on such exchange shall have been suspended or limited or minimum prices for trading in securities generally shall have been established on the NYSE, (ii) a commercial banking moratorium shall have been declared by either federal or state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets in the United States is such as to make it, in the sole judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Common Shares as contemplated by the Prospectus (exclusive of any supplement thereto).
      A Prospectus in electronic format may be available on the websites maintained by one or more of the Underwriters. The Representatives may agree to allocate a number of Common Shares to the Underwriters for sale to their online brokerage account holders. The representatives will allocate Common Shares to Underwriters that may make Internet distributions on the same basis as other allocations. In addition, Common Shares may be sold by the Underwriters to securities dealers who resell Common Shares to online brokerage account holders.
      The Fund anticipates that from time to time certain of the Underwriters may act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.
      Certain Underwriters have performed investment banking and advisory services for the Adviser and its affiliates from time to time, for which they have received customary fees and expenses. Certain Underwriters and their affiliates may, from time to time, engage in transactions with or perform services for the Adviser and its affiliates in the ordinary course of business.
      Prior to the public offering of Common Shares, the Adviser purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. As of the date of this Prospectus, the Adviser owned 100% of the outstanding Common Shares. The Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the offering of Common Shares.
      The principal business address of Citigroup is 388 Greenwich Street, New York, New York 10013.
CUSTODIAN, ADMINISTRATOR, TRANSFER AGENT
AND DIVIDEND-DISBURSING AGENT
      U.S. Bank, N.A. (the “Custodian”), 425 Walnut Street, Cincinnati, Ohio 45202 serves as the custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

      Computershare Investor Services, LLC, Two North LaSalle Street, Chicago, Illinois 60602, serves as the Fund’s dividend disbursing agent, Plan Agent under the Fund’s Automatic Dividend Reinvestment Plan and transfer agent for the Common Shares of the Fund.
LEGAL MATTERS
      Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois (“Skadden”), as special counsel to the Fund in connection with the offering of the Common Shares, and by Simpson Thacher & Bartlett, LLP, counsel to the underwriters. Simpson Thacher & Bartlett LLP may rely as to certain matters of Delaware law on the opinion of Skadden.
ADDITIONAL INFORMATION
      The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the Securities and Exchange Commission. Reports, proxy statements and other information filed by the Fund with the Securities and Exchange Commission pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. The Securities and Exchange Commission maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Securities and Exchange Commission.
      The Fund’s Common Shares have been approved for listing on the NYSE, subject to notice of issuance, and reports, proxy statements and other information concerning the Fund and filed with the Securities and Exchange Commission by the Fund can be inspected at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.
      This Prospectus constitutes part of a Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Securities and Exchange Commission. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its rules and regulations or free of charge through the Securities and Exchange Commission’s web site (http://www.sec.gov).
PRIVACY PRINCIPLES OF THE FUND
      The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
      Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
      The Fund restricts access to non-public personal information about its shareholders to employees of the Adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

TABLE OF CONTENTS OF THE
STATEMENT OF ADDITIONAL INFORMATION
      A Statement of Additional Information dated as of                     , 2005, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. A Statement of Additional Information may be obtained without charge by writing to the Fund at its address at 550 Science Drive, Madison, Wisconsin 53711 or by calling the Fund at (800) 767-0300. The Table of Contents of the Statement of Additional Information is as follows:

                                     Shares
Madison Strategic Sector Premium Fund
Common Shares

PROSPECTUS
                    , 2005

Citigroup
Robert W. Baird & Co.
Ferris, Baker Watts
Incorporated
J.J.B. Hilliard, W.L. Lyons, Inc.
Morgan Keegan & Company, Inc.
RBC Capital Markets
Stifel, Nicolaus & Company
Incorporated
Wedbush Morgan Securities Inc.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion dated March 25, 2005

Madison Strategic Sector Premium Fund

           Common Shares

$20.00 per share

STATEMENT OF ADDITIONAL INFORMATION

      Madison Strategic Sector Premium Fund (the “Fund”) is a newly organized, diversified, closed-end management investment company. The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of capital appreciation. Madison Asset Management, LLC (the “Adviser”) serves as the Fund’s investment adviser and is responsible for the management of the Fund’s portfolio of securities.

      This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated           , 2005. Investors should obtain and read the prospectus prior to purchasing common shares. A copy of the prospectus may be obtained without charge, by calling the Fund at (800) 767-0300.

      The prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. The registration statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed, or inspected at the Securities and Exchange Commission’s office or via its website (www.sec.gov) at no charge. Capitalized terms used but not defined herein have the meanings ascribed to them in the prospectus.

This Statement of Additional Information is dated           , 2005.

THE FUND

      Madison Strategic Sector Premium Fund (the “Fund”) is a newly organized, diversified, closed-end management investment company organized under the laws of the State of Delaware. The Fund’s common shares of beneficial interest, par value $0.01 (the “Common Shares”), have been approved for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol “MSP.”

INVESTMENT OBJECTIVE AND POLICIES

Additional Investment Policies

      The following information supplements the discussion of the Fund’s investment objectives, policies and techniques that are described in the Prospectus. The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Fund’s principal strategies are discussed in the Prospectus. The Fund may not buy all of the types of securities or use all of the investment techniques that are described.

      Securities Subject to Reorganization. The Fund may invest in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Adviser, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.

      In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer and/or the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternative investments.

      Warrants and Rights. The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Adviser for inclusion in the Fund’s portfolio.

      Asset-Backed and Mortgage-Backed Securities. The Fund may invest in asset-backed and mortgage-backed securities. Mortgage-backed securities represents ownership of an undivided interest in a pool of mortgages. Aggregate principal and interest payments received from the pool are used to pay principal and interest on a mortgage-backed security. Asset-backed securities are similar to mortgage-backed securities except they represent ownership in a pool of notes or receivables on assets other than

1

real estate, such as loans, leases, credit card receivables or royalties. The Fund does not currently anticipate investments in mortgage or asset-backed securities constituting a substantial part of its investment portfolio, but the Fund may invest in such securities if deemed appropriate by the Adviser.

Other Derivative Instruments

      Options on Securities Indices. The Fund may purchase and sell securities index options. One effect of such transactions may be to hedge all or part of the Fund’s securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

      The Fund’s successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

      Futures Contracts and Options on Futures. The Fund may, without limit, enter into futures contracts or options on futures contracts. It is anticipated that these investments, if any, will be made by the Fund primarily for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. government securities.

      A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

      No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as the “initial margin” and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

      An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account attributable to that contract, which represents the amount by which the market

2

price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

      Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

      In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the Investment Company Act of 1940, as amended (the “1940 Act”), an amount of cash or liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

      The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

      The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund’s portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss, which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund’s losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

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      Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities that the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund’s portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund’s portfolio securities. If interest rates increase, the value of the Fund’s portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

      Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) that the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund’s custodian, assets sufficient to cover the Fund’s obligations with respect to such futures contracts, which will consist of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.

      Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

Additional Risks Relating to Derivative Instruments

      The Adviser is not registered as a Commodity Pool Operator. The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, the Fund’s investments in derivative instruments described in the prospectus and this SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission.

      Special Risk Considerations Relating to Futures and Options Thereon. The Fund’s ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no

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assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would either have to make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon that the Fund has written and that the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

      Successful use of futures contracts and options thereon by the Fund is subject to the ability of the Adviser to predict correctly movements in the direction of interest rates. If the Adviser’s expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

      Additional Risks of Foreign Options, Futures Contracts and Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lesser trading volume.

      Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

Loans of Portfolio Securities

      Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund’s total assets.

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      A loan may generally be terminated by the borrower on one business day notice, or by the Fund on five business days notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. The board of trustees of the Fund (the “Board of Trustees” or the “Board”) will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

INVESTMENT RESTRICTIONS

      The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. These restrictions provide that the Fund shall not:

      1. Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by applicable law.

      2. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

      3. Invest in any security if, as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry or group of related industries (as such terms are defined by the Fund’s Board of Trustees) except (a) excluding securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions, (b) when the Fund has taken a temporary defensive position, or (c) as otherwise permitted by applicable law.

      4. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or

6

interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by applicable law.

      5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.

      6. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33% of the Fund’s total assets, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.

      7. Invest in a manner inconsistent with its classification as a “diversified company” as provided by the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act or an exemption or other relief from provisions of the 1940 Act applicable to the Fund.

MANAGEMENT OF THE FUND

Trustees and Officers

      Overall responsibility for management and supervision of the Fund rests with its Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Adviser.

      The Trustees are divided into three classes. Trustees serve until their successors have been duly elected.

      Following is a list of the names, ages, addresses present positions, length of time served with the Fund, principal occupations during the past five years and other directorships held by the trustee.

INDEPENDENT TRUSTEES:

				Number of
				Portfolios in the
		Term of Office and	Principal Occupation	Fund Complex
Name (and Age) and	Position Held	Length of Time	During Past Five	Overseen by	Other Directorships
Business Address(1)	with the Fund	Served	Years	Trustee(3)	Held by Trustee
Philip E. Blake 550 Science Drive Madison, Wisconsin 53711 Born 11/07/1944	Trustee	Trustee since 2005	Retired investor; managing partner of Forecastle, Inc. (200-present. Formerly, publisher of Wisconsin State Journal newspaper.	13	Director, Madison Newspapers, Inc., Nerites, Inc. and US Bank-Madison; Trustee, Madison/Claymore Covered Call Fund.

James R. Imhoff, Jr. 550 Science Drive Madison, Wisconsin 53711 Born: 05/20/1944	Trustee	Trustee since 2005	Chairman and CEO of First Weber Group, Inc. (Real estate broker).	13	Director, Park Bank; Trustee, Madison/Claymore Covered Call Fund.

Lorence D. Wheeler 550 Science Drive Madison, Wisconsin 53711 Born: 01/31/1938	Trustee	Trustee since 2005	Retired investor. Formerly, Pension Specialist for CUNA Mutual Group (Insurance) and President of Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide).	13	Director., Grand Mountain Bank, FSB; Trustee, Madison/Claymore Covered Call Fund.

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INTERESTED TRUSTEES:

Number of
Portfolios in the
		Term of Office and	Principal Occupation	Fund Complex
	Position Held	Length of Time	During Past Five	Overseen by	Other Directorships
Name , Address and Age(1)	with the Fund	Served	Years	Trustee(3)	Held by Trustee
Frank Burgess* 550 Science Drive Madison, Wisconsin 53711 Born: 08/04/1942	Trustee and Vice President	Trustee since 2005	Founder, President and Director of Madison Investment Advisors, Inc.	13	Director, Capitol Bank, Madison, Wisconsin; Director, Outrider Foundation, Madison, Wisconsin; Trustee, Madison/Claymore Covered Call Fund.

*	Mr. Burgess is an interested trustee because of his position as an employee of the Adviser.

(1)	After a trustee’s initial term, each trustee is expected to serve a three year term concurrent with the class of trustees for which he serves.

•	Mr. Blake, as a Class I trustee, is expected to stand for re-election at the Fund’s 2006 annual meeting of shareholders.

•	Mr. Imhoff, as a Class II trustee, is expected to stand for re-election at the Fund’s 2007 annual meeting of shareholders.

•	Mr. Wheeler and Mr. Burgess, as Class III trustees, are expected to stand for re-election at the Fund’s 2008 annual meeting of shareholders.

(2)	As of the date of this SAI, the “fund complex” includes the Fund and the 12 open-end investment companies of the Mosaic family of funds.

OFFICERS:

Principal Occupation
Name , Address and Age	Position	During the Past Five Years
Katherine L. Frank 550 Science Drive Madison, Wisconsin 53711 Born: 11/27/1960	President	Principal and Vice President of Madison Investment Advisors, Inc. and President of Madison Mosaic, LLC. Trustee and President of funds in the Mosaic family of funds.

Greg Hoppe 550 Science Drive Madison, Wisconsin 53711 Born: 04/28/1969	Chief Financial Officer and Treasurer	Vice President of Madison Mosaic, LLC. Chief Financial Officer of funds in the Mosaic family of funds.

W. Richard Mason 8777 N. Ganley Center Drive #220 Scottsdale, Arizona 85258	Secretary, General Counsel and Chief Compliance Officer	Principal of Mosaic Funds Distributor, LLC; General Counsel for Madison Investment Advisors, Madison Scottsdale, LLC and Madison Mosaic, LLC. Secretary, General Counsel and Chief Compliance Officer of funds in the Mosaic family of funds.

Born: 05/13/1960

Jay Sekelsky 550 Science Drive Madison, Wisconsin 53711 Born: 09/14/1959	Vice President	Principal and Vice President of Madison Investment Advisors, Inc. and President of Madison Mosaic, LLC. Vice President of funds in the Mosaic family of funds.

Ray DiBernardo 550 Science Drive Madison, Wisconsin 53711 Born:	Vice President

      Board Committees

      Nominating and Governance Committee. Messrs. Blake, Imhoff and Wheeler, who are not “interested persons” of the Fund, as defined in the 1940 Act, serve on the Fund’s Nominating and Governance Committee. The Nominating and

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Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Fund does not have a standing compensation com

      Audit Committee.  Messrs. Blake, Imhoff and Wheeler, who are not “interested persons” of the Fund, as defined in the 1940 Act, serve on the Fund’s Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund’s financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Fund’s independent accountants.

Remuneration Of Trustees And Officers

      The Fund pays each trustee who is not affiliated with the Adviser or its affiliates a fee of $3,750 per Board meeting and pays an additional $500 per meeting to the Chairman of the Board, together with each trustee’s actual out-of-pocket expenses relating to attendance at such meetings.

      Because the Fund is newly organized, it did not pay any compensation to its Trustees or Officers during the Fund’s fiscal year ended December 31, 2004. Officers who are employed by the Adviser receive no compensation or expense reimbursement from the Fund.

      The table below shows the estimated compensation that is contemplated to be paid to trustees for the Fund’s fiscal year ended December 31, 2005.

			Total
		Pension or	Compensation
	Aggregate	Retirement	from the Fund
	Estimated	Benefits Accrued	and Fund
	Compensation	as Part of	Complex
Name (1)	from the Fund	Fund Expenses(2)	Paid to Trustee(3)
Philip E. Blake	$15,000	None	$30,000
James R. Imhoff, Jr.	$15,000	None	$30,000
Lorence D. Wheeler	$15,000	None	$30,000

(1)	Trustees not entitled to compensation are not included in the table.

(2)	The Fund does not accrue or pay retirement or pension benefits to trustees as of the date of this SAI.

(3)	As of the date of this SAI, there are fourteen funds, including the Fund, in the “fund complex.”

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Trustee Ownership of Securities

      The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and all Funds in the Family of Investment Companies overseen by the Trustee as of December 31, 2004.

Dollar Range of Equity Securities in All
Registered Investment
Companies Overseen by Director in
Name	Dollar Range of Equity Securities in Fund	Family of Investment Companies (1)
Philip E. Blake	None	None
Frank E. Burgess	None	None
James R. Imhoff, Jr.	None	None
Lorence D. Wheeler	None	None

(1)	As of December 31, 2004, there were no funds other than the Fund in the Family of Investment Companies.

      As of December 31, 2004, no trustee who is not an interested person of the Fund owns beneficially or of record any security of the Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Advisor.

Indemnification of Officers and Trustees; Limitations on Liability

      The governing documents of the Fund provide that the Fund will indemnify its trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the governing documents of the Fund protects or indemnifies a trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

Portfolio Management

     The Fund will be managed by two teams of investment professionals. The equity team, which provides research and analysis regarding the common stocks in the Fund’s portfolio will be lead by Jay Sekelsky, Managing Director and Senior Portfolio Manager of the Adviser. The option strategy team, which manages the portfolio’s trading and makes options strategy decisions, will be lead by Frank Burgess, CEO and founder of the Adviser.

      Other Accounts Managed by the Portfolio Manager.

      Jay Sekelsky. As of the end of the Fund’s most recent fiscal year, Mr. Sekelsky managed 4 registered investment companies with $[ ] million in assets, no other pooled investment vehicles and [ ] separately managed client accounts and [ ] wrap account sub-advisory relationships involving x model composites with $[ ] million in assets.

      Frank Burgess. As of the end of the Fund’s most recent fiscal year, Mr. Burgess managed 5 registered investment companies with $[ ] in assets; 1 other pooled investment vehicle with $4.5 million in assets, [ ] separately managed client accounts and [ ] wrap account sub-advisory relationships involving x model composites with $[ ] in assets.

       Potential Conflicts of Interest.

      Jay Sekelsky. The Adviser has identified no material conflicts of interest that may arise in the portfolio manager’s management of the Fund’s investments and investments in other accounts.

       Frank Burgess. As of the end of the Fund’s most recent fiscal year, the manager also managed a hedge fund that contained a performance-based fee payable to Madison Investment Advisors, Inc. However, as of the date of this SAI, the fund had ceased operating as a pooled investment vehicle. Furthermore, prior to cessation of operations as a hedge fund in 2005, the Board of Trustees of the Adviser had adopted procedures to address potential conflicts of interest by requiring that such fund be treated as an “Access Person” of the Fund, subject to the Fund’s Code of Ethics as if it were an employee.

      Portfolio Manager Compensation.

      Jay Sekelsky. Compensation of the portfolio manager is based on the entire employment relationship, not based on the performance of any single account or type of account. The Adviser believes that investment professionals should receive compensation for the performance of client accounts, their individual effort, and the overall profitability of the firm. As such, investment professionals receive a base salary, as well as a merit bonus based on effort expended. In addition, an incentive bonus is paid based on the attainment of certain goals and objectives in the portfolio management process. The portfolio manager also participates in the overall profitability of the firm through his individual ownership in the firm. The Adviser also offers an Employee Stock Ownership Plan (ESOP) in which all employees are eligible to participate in after one year of employment. All the members of the Adviser’s portfolio management teams have significant investments in either the firm or the Mosaic Fund accounts that are managed with the same general style and philosophy as the Adviser’s individual client accounts. The Adviser believes that the portfolio manager’s goals are aligned with those of long-term investors, recognizing client goals to outperform over the long-term, rather than focused on short-term performance contests.

      In addition to fixed compensation, the portfolio manager also participates in an incentive compensation pool shared by the members of the firm’s equity management team that is based on the performance of the firm’s Core and Mid-Cap Equity composites measured against the S&P 500 and the S&P Mid-Cap indices, respectively, as benchmarks. All firm equity accounts, including mutual funds, regardless of whether they are included in such composites, are managed with the same general investment philosophy, approach and applicable allocations, quality and other portfolio characteristics. Compensation of the portfolio manager is based on the entire employment relationship, not based on the performance of any single account or type of account. The Adviser believes that investment professionals should receive compensation for the performance of client

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accounts, individual efforts, and the overall profitability of the firm. As such, investment professionals receive a base salary, as well as a merit bonus based on effort expended. In addition, an incentive bonus is paid based on the attainment of certain goals and objectives in the portfolio management process. The portfolio manager is a controlling shareholder of the Adviser and participates in the overall profitability of the firm through his individual ownership in the firm. The Adviser also offers an Employee Stock Ownership Plan (ESOP) in which all employees are eligible to participate in after one year of employment. All the members of the Adviser’s portfolio management teams have significant investments in either the firm or the Mosaic Fund accounts that are managed with the same general style and philosophy as the Adviser’s individual client accounts. The Adviser believes that the portfolio manager’s goals are aligned with those of long-term investors, recognizing client goals to outperform over the long-term, rather than focused on short-term performance contests.

     Securities Ownership of the Portfolio Manager

      Jay Sekelsky. As the Fund is newly organized, the portfolio managed owned no shares of the Fund as of the end of the Fund’s most recent fiscal year.

      Frank Burgess. As the Fund is newly organized, the portfolio manager owned no shares of the Fund as of the end of the Fund’s most recent fiscal year.

     Other Members of the Portfolio Management Teams. The portfolio management teams led by Mr. Sekelsky and Mr. Burgess include the following personnel of the Adviser:

Ray DiBernardo. Mr. DiBernardo, Vice President of the Adviser, brings over 15 years of equity management expertise to his role on the portfolio management team Prior to joining Madison in 2003, he was an equity analyst at Concord Trust in Chicago, and before that, an equity analyst and co-manager of numerous international and emerging market mutual funds at a Toronto based international equity firm. Mr. Di Bernardo holds a BA from the University of Western Ontario and is a CFA charterholder.

Richard Eisenger. Mr. Eisenger, Vice President of the Adviser, is a senior member of the equity management team with and has primary responsibilities on mid-cap portfolios. He holds a law degree from the University of Louisville and an MBA in finance from Cornell University’s Johnson School of Management. Prior to joining Madison Investment Advisors, Mr. Eisinger worked in the equity research department at Piper Capital Management in Minneapolis and as an investment manager for Spectrum Advisors.

David Halford. Mr. Halford, Vice President of the Adviser, is a member of the firm’s equity management team, specializing in technology and telecommunications stocks. Prior to joining Madison in 2000, he was an equity portfolio manager for the Wisconsin Alumni Research Foundation and before that, with Firstar Investment Research and Management. Mr. Halford is a CPA and is a CFA charterholder.

Matthew Hayner. Mr. Hayner, Vice President of the Adviser, serves as an equity analyst. Mr. Hayner graduated with honors from Eastern Illinois University in 1995 with a BS in chemistry, and from the University of St. Thomas in 2001 with an MBA in finance. Prior to joining Madison in 2002, he worked with the Valspar Corporation as a product development chemist and financial analyst in the information systems group.

Stephen Share. Mr. Share, Vice President of the Adviser, serves as an equity analyst. Previously, Mr. Share was an investment analyst with the University of Wisconsin Foundation. He has also served as a research analyst for Ark Asset Management in New York and First Chicago NBD Investment Management Company in Detroit. He holds MS and BBA degrees from the University of Wisconsin-Madison and has earned the CFA designation.

The Advisory Agreement

      Madison Asset Management, LLC, acts as the Fund’s investment adviser pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Fund. The Adviser is a Wisconsin limited liability company with principal offices at 550 Science Drive, Madison, Wisconsin 5371. The Adviser acts as investment sub-adviser to one other closed-end fund, with similar investment objectives, policies and strategies. The Adviser also operates through its subsidiaries, Madison Scottsdale, LC in Scottsdale, Arizona and Concord Asset Management, LLC in Chicago, Illinois and manages investment companies in the Mosaic family of twelve mutual funds. The Adviser is an independent company that is owned by 26 of its officers and employees and an ESOP.

      The Adviser acts as investment adviser for one other closed-end investment company, individuals, corporations, pension funds, endowments, insurance companies and mutual funds with assets under management exceeding $10.8 billion as of December 31, 2004.

      Under the terms of the Advisory Agreement, the Adviser manages the portfolio of the Fund in accordance with its stated investment objectives and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund, subject to the supervision and direction of the Fund’s Board of Trustees. The Adviser oversees the administration of all aspects of the Fund’s business and affairs and provides, or arranges for others to provide, at the Adviser’s expense, certain enumerated services, including maintaining the Fund’s books and records, preparing reports to the Fund’s shareholders and supervising the calculation of the net asset value of its shares. All expenses of computing the net asset value of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, will be an expense of the Fund under its Advisory Agreement unless the Adviser voluntarily assumes responsibility for such expense.

      The Advisory Agreement combines investment advisory and certain administrative responsibilities in one agreement. For services rendered by the Adviser on behalf of the Fund under the Advisory Agreement, the Fund has agreed to pay the Adviser an annual advisory fee, payable on a monthly basis, according to the following schedule:

Average Daily Managed Assets	Advisory Fee

Up to $500 million	0.80%
Over $500 million	0.60%

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      “Managed Assets” of the Fund means the total assets of the Fund, including assets attributable to the proceeds from any financial leverage, minus liabilities, other than liabilities related to any financial leverage.

      Pursuant to its terms, the Advisory Agreement will remain in effect until [ ] 2007, and from year to year thereafter if approved annually (i) by the Fund’s Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding shares.

     The Advisory Agreement provides that in the absence of misfeasance, bad faith, gross negligence or reckless disregard of its duties thereunder, the Adviser is not liable for any action any loss incurred by the Fund nor for any action taken, suffered or omitted and believed by the Adviser to be advisable or within the scope of its authority or discretion.

     Pursuant to the Advisory Agreement, the Fund has agreed that the Advisor has retained the rights to the name “Madison Strategic Sector Premium Fund.” The Trust, however, has the exclusive right to the use of the name “Madison Strategic Sector Premium Fund,” although the Fund’s rights to the use of the word “Madison” is be non-exclusive, for the duration of the Advisory Agreement, except that the Advisor may withdraw such rights from the Fund at any time, effective immediately or at a time specified, upon written notice to the Fund.

Approval of the Advisory Agreement

     In approving the Advisory Agreement, the Fund’s Board of Trustees, including the non-interested Trustees, considered in general the nature, quality and scope of the services to be provided by the Adviser. The Board of Trustees, including the non-interested Trustees, met with representatives of the Adviser, who described the Fund’s investment objective and policies and discussed the Fund’s model portfolio, The Board of Trustees discussed with representatives of the Adviser the operations of the Adviser and the background, experience and expertise of key personnel of the Adviser.

     Nature, Extent and Quality of Services. The Board of Trustees reviewed the experience of the Adviser and its affiliates as sub-adviser to another closed-end investment company with a similar investment strategy, as adviser to open-end investment companies and as adviser to other accounts with similar investment strategies. The Board of Trustees reviewed the Adviser’s Form ADV and latest financial information. The Board of Trustees considered the biographies and tenure of personnel of the Adviser who will be responsible for managing the Fund’s portfolio and providing other services to the Fund. The Board discussed with portfolio management personally the investment philosophies and the strategies of the Fund. In light of the services to be provided and the experience and expertise of the personnel performing such services, the Board of Trustees concluded that the Adviser’s personnel are well qualified to provide portfolio management and other services to the Fund.

     Performance Comparisons. While the Fund is newly organized and does not have performance information, the Board of Trustees considered performance projections based on a model portfolio, performance of accounts of the Adviser which employ similar investment strategies and the performance of other comparable closed-end investment companies. The Board of Trustees also considered the appropriate performance benchmarks against which to judge the performance of the Fund.

     Fee Comparisons. Prior to approving the Advisory Agreement, the a Board of Trustees considered materials prepared by the Adviser regarding the comparability of the proposed advisory fee with the fees of similar investment companies. The Board of Trustees considered the advisory fees of four other closed-end funds with investment objectives and strategies similar to the Fund. The Board of Trustees also considered information regarding the other expenses, total expense rations, assets and inception dates for these comparable funds. The Board of Trustees considered this information in comparison with the proposed advisory fee and estimated total expense ratio of the Fund. The Board of Trustees, after reviewing the totality of the information presented concluded that the proposed advisory fee is fair and reasonable.

     Other Cost and Profit Considerations. The Board of Trustees also considered the costs to the Adviser of providing services to the Fund, the profits to be realized by the Adviser from the Fund and potential economies of scale to be realized to the Adviser, and the extent to which the Fund may benefit from such economies of scale. In light of the costs to the Adviser and profits to be realized by the Adviser in connection with providing services to the Fund, the Board of concluded that the proposed advisory fee is fair and reasonable.

     Conclusions. The Board of Trustees, after reviewing the totality of the information presented, including the information set forth above and other information considered by the Board of Trustees, concluded that the proposed advisory fee is fair and reasonable for the Fund and that the Advisory Agreement is in the best interests of the Fund and its shareholders.

     The Trustees who are not interested persons of the Adviser met separately with their independent counsel to discuss their responsibilities as Trustees of the Fund in general and specifically with respect to approval of the investment advisory agreement. The non-interested Trustees discussed the proposed advisory fee, total expenses to the Fund, the personnel, experience and expertise of portfolio management and other personnel of the Adviser and the services to be provided to the Fund. Based on this review, the non-interested Trustees concluded that the proposed advisory fee is fair and reasonable for the Fund and that the Advisory Agreement is in the best interests of the Fund and its shareholders.

PORTFOLIO TRANSACTIONS

      Subject to policies established by the Board of Trustees of the Fund, the Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While the Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

      Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Adviser or its affiliates may receive orders for transactions by the Fund. The term “research, market and statistical information” includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the Management Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the

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Adviser in connection with the Fund. Conversely, such information provided to the Adviser and its affiliates by brokers and dealers through whom other clients of the Adviser and its affiliates effect securities transactions may be useful to the Adviser in providing services to the Fund.

      Although investment decisions for the Fund are made independently from those of the other accounts managed by the Adviser and its affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.

PORTFOLIO TURNOVER

      Portfolio turnover rate is calculated by dividing the lesser of an investment company’s annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and indirectly by its shareholders. A higher rate of portfolio turnover may also result in taxable gains being passed to shareholders sooner than would otherwise be the case. Although the Fund cannot accurately predict its portfolio turnover rate, under normal market conditions it expects to maintain relatively low core turnover of its stock portfolio, not considering purchases and sales of stock and options in connection with the Fund’s options program. On an overall basis, the Fund’s annual turnover rate may exceed 100%.

TAXATION

      The following discussion summarizes certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund’s Common Shares. This discussion assumes you are a U.S. person and that you hold your Common Shares as capital assets. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).

      The discussions set forth herein and in the Prospectus do not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in the Fund.

Taxation of the Fund

      The Fund intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, meet the following requirements regarding the source of its income and the diversification of its assets:

(i) The Fund must derive in each taxable year at least 90% of its gross income from the following sources: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) interests in “qualified publicly traded partnerships” (as defined in the Code).

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(ii) The Fund must diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more “qualified publicly traded partnerships” (as defined in the Code).

      As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders provided that it distributes each taxable year at least the sum of (i) 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income each year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

      The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

      If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits. Such dividends, however, would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of shareholders taxed as corporations. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gains with

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respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

      The Fund expects to generate premiums from the writing of call options. The Fund will recognize short-term capital gains upon the expiration of an option that it has written. If the Fund enters into a closing transaction, the difference between the amount paid to close out its option position and the premium received for writing the option will be short-term gain or loss. Transactions involving the disposition of the Fund’s underlying securities (whether pursuant to the exercise of a call option, put option or otherwise) will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, it is expected that most of the gains from the sale of the underlying securities held by the Fund will be short-term capital gains. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying stocks may force the Fund to realize capital gains or losses at inopportune times.

      The Fund’s transactions in options are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (ii) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) and (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash.

      The Fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

      The Code contains special “straddle” rules that generally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund may enter into certain investments that constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, “wash sale” rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

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      The Fund expects that some of the call options it writes on portfolio securities will be “qualified covered calls” that are exempt from the straddle rules. To meet the qualified covered call option exemption, a stock-plus-covered-call position cannot be part of a larger straddle and must meet a number of other conditions, including that the option is written more than 30 days prior to expiration and is not “deep-in-the-money” as defined in the Code.

      If the Fund purchases shares in certain foreign investment entities, called passive foreign investment companies (“PFICs”), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to the shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. Elections may be available to the Fund to mitigate the effect of this tax, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not be qualified dividend income, as discussed below under “Taxation of Shareholders.”

      If the Fund invests in the stock of a PFIC, or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to recognize income that it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its net investment income as is required in order to avoid Fund-level U.S. federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make required distributions to the shareholders.

Taxation of Shareholders

      The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a corporate income tax (currently at a maximum rate of 35%) on such retained amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for U.S. federal tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its Common Shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder’s gross income.

      Distributions paid to you by the Fund from its net realized long-term capital gains, if any, that the Fund designates as capital gains dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your Common Shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income.

      Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2008. If you are an individual, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your Common

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Shares. Ordinary income dividends subject to these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses. Although the Fund will invest in stocks that generate qualified dividend income, it is expected that the Fund’s transactions in options may significantly limit the Fund’s ability to pay ordinary income dividends that are treated as qualified dividend income for the shareholders.

      Any distributions you receive that are in excess of the Fund’s current or accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your Common Shares, and thereafter as capital gain from the sale of Common Shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your Common Shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your Common Shares.

      Dividends and other taxable distributions are taxable to you even though they are reinvested in additional Common Shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

      The price of Common Shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing Common Shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

      The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund. Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

      The sale or other disposition of Common Shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if you have held such Common Shares for more than one year at the time of sale. Any loss upon the sale or exchange of Common Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such Common Shares. Any loss you realize on a sale or exchange of Common Shares will be disallowed if you acquire other Common Shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the Common Shares. In such case, your tax basis in the Common Shares acquired will be adjusted to reflect the disallowed loss.

      Current law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15%.

      Shareholders may be entitled to offset their capital gain dividends with capital loss. The Code contains a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, shareholders that have capital losses are urged to consult their tax advisers.

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      The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

GENERAL INFORMATION

Book-Entry-Only Issuance

      The Depository Trust Company (“DTC”) will act as securities depository for the Common Shares offered pursuant to the prospectus. The information in this section concerning DTC and DTC’s book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

      DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC holds securities that its participants deposit with DTC. DTC also facilities the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants’ accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

      Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC’s records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants’ records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

      DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to this prospectus; DTC’s records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

      Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

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      Payments on the securities will be made to DTC. DTC’s practice is to credit direct participants’ accounts on the relevant payment date in accordance with their respective holdings shown on DTC’s records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of dividends to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

      DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.

Proxy Voting Policy and Procedures and Proxy Voting Record

      The Fund’s Proxy Voting Policy and Procedures are included as Appendix B to this Statement of Additional Information. Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling (800) 767-0300. The information is also available on the SEC’s web site at www.sec.gov.

Counsel and Independent Registered Public Accounting Firm

      Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois, is special counsel to the Fund in connection with the issuance of the Common Shares.

      Grant Thornton LLP, serves as the Fund’s independent registered public accounting firm and will annually render an opinion on the financial statements of the Fund.

Code of Ethics

      The Fund and the Adviser each have adopted a code of ethics. The respective codes of ethics set forth restrictions on the trading activities of trustees/directors, officers and employees of the Fund, the Adviser and their affiliates, as applicable. The codes of ethics of the Fund and the Adviser are on file with the Securities and Exchange Commission and can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., that information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-942-8090. The codes of ethics are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov, and copies of the codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

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Appendix A

RATINGS OF INVESTMENTS

STANDARD & POOR’S CORPORATION

      A brief description of the applicable Standard & Poor’s Corporation (“S&P”) rating symbols and their meanings (as published by S&P) follows:

LONG-TERM DEBT

      An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation; and

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Investment Grade

AAA	Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A	Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

      Debt rated “BB”, “B”, “CCC”, “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB	Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB” rating.

B	Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB” rating.

CCC	Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B” rating.

CC	The rating “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” debt rating.

C	The rating “C” typically is applied to debt subordinated to senior debt which is assigned an actual or implied “CCC” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI	The rating “CI” is reserved for income bonds on which no interest is being paid.

D	Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

r	The letter “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities who’s principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

L	The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation * In the case of certificates of deposit the letter “L” indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR	Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER

      An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest quality obligations to “D” for the lowest. These categories are as follows:

A-1	This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having only speculative capacity for timely payment.

C	This rating is as signed to short-term debt obligations with a doubtful capacity for payment.

D	Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

      A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on

*Continuance of the rating is contingent upon S&P’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

PREFERRED SECURITIES

AAA	This is the highest rating that may be assigned to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA	A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A	An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB	An issue rated BBB is regarded as backed by an adequate capacity to pay preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category for issues in the A category.

BB	As issue rated BB is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay the preferred stock obligation. While such issues will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY’S INVESTORS SERVICE, INC.

      A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

LONG-TERM DEBT

      The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

Aaa	Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issuer.

Aa	Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba, B, Caa, Ca, and C

Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates some speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” represents a poor standing; “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds). “Caa,” “Ca” and “C” bonds may be in default.

      Con. (—) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

      (P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

      Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

SHORT-TERM LOANS

MIG 1/VMIG 1	This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3	This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4	This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G.	This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

COMMERCIAL PAPER

      Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

—Leading market positions in well-established industries.
—High rates of return on Funds employed.
—Conservative capitalization structures with moderate reliance on debt and ample asset protection.
—Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
—Well-established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

      Issuers rated Not Prime do not fall within any of the Prime rating categories.

PREFERRED SECURITIES RATINGS

aaa	Preferred stocks which are rated “aaa” are considered to be top quality. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa	Preferred stocks which are rated “aa” are considered to be high grade. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a	Preferred stocks which are rated “a” are considered to be upper-medium grade. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa:	Preferred stocks which are rated “baa” are judged lover-medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba	Preferred stocks which are rated “ba” are considered to have speculative elements and their future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

Appendix B

MADISON ASSET MANAGEMENT, LLC

Proxy Voting Policies

Our policies regarding voting the proxies of securities held in client accounts depend on the nature of our relationship to the client. When we are an ERISA fiduciary of an account, there are additional considerations and procedures than for all other (regular) accounts. In all cases, when we vote client proxies, we must do so in the client’s best interests as described below by these policies.

Regular Accounts

We do not assume the role of an active shareholder when managing client accounts. If we are dissatisfied with the performance of a particular company, we will generally reduce or terminate our position in the company rather than attempt to force management changes through shareholder activism.

Making the Initial Decision on How to Vote the Proxy

As stated above, our goal and intent is to vote all proxies in the client’s best interests. For practical purposes, unless we make an affirmative decision to the contrary, when we vote a proxy as the Board of Directors of a company recommends, it means we agree with the Board that voting in such manner is in the interests of our clients as shareholders of the company for the reasons stated by the Board. However, if we believe that voting as the Board of Directors recommends would not be in a client’s best interests, then we must vote against the Board’s recommendation.

As a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet or through a proxy voting service), unless we are not authorized to vote proxies. When the client has reserved the right to vote proxies in his/her/its account, we must make arrangements for proxies to be delivered directly to such client from its custodian and, to the extent any such proxies are received by us inadvertently, promptly forward them to the client.

Documenting our Decisions

In cases where a proxy will NOT be voted or, as described below, voted against the Board of Directors recommendation, our policy is to make a notation to the file containing the records for such security (e.g., Corporation X research file, since we may receive numerous proxies for the same company and it is impractical to keep such records in the file of each individual client) explaining our action or inaction, as the case may be. Alternatively, or in addition to such notation, we may include a copy of the rationale for such decision in the appropriate equity correspondence file (e.g. equitycorresp@madisonadv.com).

Why would voting as the Board recommends NOT be in the client’s best interests?

Portfolio management must, at a minimum, consider the following questions before voting any proxy:

1.	Is the Board of Directors recommending an action that could dilute or otherwise diminish the value of our position?

(This question is more complex than it looks: We must consider the time frames involved for both the client and the issuer. For example, if the Board of Directors is recommending an action that might initially cause the position to lose value but will increase the value of the position in the long-term, we would vote as the Board recommended for if we are holding the security for clients as a long-term investment. However, if the investment is close to our valuation limits and we are anticipating eliminating the position in the short-term, then it would be in our clients’ best interests to vote against management’s recommendation.)

2.	If so, would we be unable to liquidate the affected securities without incurring a loss that would not otherwise have been recognized absent management’s proposal?

3.	Is the Board of Directors recommending an action that could cause the securities held to lose value, rights or privileges and there are no comparable replacement investments readily available on the market?

(For example, a company can be uniquely positioned in the market because of its valuation compared with otherwise comparable securities such that it would not be readily replaceable if we were to liquidate the position. In such a situation, we might vote against management’s recommendation if we believe a “No” vote could help prevent future share price depreciation resulting from management’s proposal or if we believe the value of the investment will appreciate if management’s proposal fails. A typical recent example of this type of decision is the case of a Board recommendation not to expense stock options, where we would vote against management’s recommendation because we believe expensing such options will do more to enhance shareholder value going forward.)

4.	Would accepting the Board of Directors recommendation cause us to violate our client’s investment guidelines?

Essentially, we must “second guess” the Board of Directors to determine if their recommendation is in the best interests of our clients, regardless of whether the Board thinks their recommendation is in the best interests of shareholders in general. The above questions should apply no matter the type of action subject to the proxy. For example, changes in corporate governance structures, adoption or amendments to compensation plans (including stock options) and matters involving social issues or corporate responsibility should all be reviewed in the context of how it will affect our clients’ investment.

In making our decisions, to the extent we rely on any analysis outside of the information contained in the proxy statements, we must retain a record of such information in the same manner as other books and records (2 years in the office, 5 years in an easily accessible place). Also, if a proxy statement is NOT available on the SEC’s EDGAR database, we must keep a copy of the proxy statement.

Addressing Conflicts of Interest

Although it is not likely, in the event there is a conflict of interest between us and our client in connection with a material proxy vote (for example, (1) the issuer or an affiliate of the issuer is also a client or is actively being sought as a client or (2) we have a significant business relationship with the issuer), our policy is to alert affected client(s) of the conflict before voting and indicate the manner in which we will vote. In such circumstances, our client(s) may instruct us to vote in a different manner. In any case, we must obtain client consent to vote the proxy when faced with a conflict of interest. If the conflict involves a security held by a mutual fund we manage, then we must present the conflict to the Board of the applicable fund for consent or direction to vote the proxies. If the conflict involves a security held by wrap accounts, then we may present the conflict to the wrap sponsor, as our agent, to obtain wrap client consent or direction to vote the proxies. Note that no conflict generally exists for routine proxy matters such as approval of the independent auditor (unless, of course, the auditor in question is a client, we are seeking the auditor as a client or we have a significant business relationship with the auditor), electing an uncontested Board of Directors, etc.

In the event it is impractical to obtain client consent to vote a proxy when faced with a conflict of interest, the firm will employ the services of an independent third party “proxy services firm” to make the proxy voting decision in accordance with Rule 206(4)-6 under the Investment Advisors Act of 1940, as amended.

In the absence of any conflict, once any member of the relevant portfolio management team determines that it would be in our clients’ best interests to vote AGAINST management recommendations (or, for Madison Scottsdale and Concord Asset Management, any particular portfolio manager makes such determination), then the decision should be brought to the attention of the Investment Committee, or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person), to ratify the decision to stray from our general policy of voting with management. Such ratification need not be in writing.

The Investment Committee or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person) shall monitor potential conflicts of interest between our firm and clients that would affect the manner by which we vote a proxy.

As of January 1, 2004, Jay Sekelsky represents the Investment Committee subcommittee described above.

ERISA Fiduciary Accounts

As a general rule, an ERISA plan Trustee is required to vote proxies. However, the fiduciary act of managing plan assets includes the responsibility to vote proxies on plan-owned stock when the named fiduciary has delegated management responsibility to an investment manager. Therefore, unless another named fiduciary (Trustee, another investment manager, consultant, plan administrator, employer, etc.) for any ERISA client expressly reserves the right to vote proxies, we are required to do so. In most cases, the plan document will specify who is required to vote proxies.

It is important that our investment management agreement (or the ERISA client’s plan document) (collectively, the “Contracts”) address the issue of who is responsible for voting proxies.

1.	If the Contracts expressly preclude us from voting proxies, then the Trustee must vote proxies attributable to our ERISA client’s accounts.

2.	On the other hand, if the Contracts are silent or simply state that we “may” vote proxies, then it is our fiduciary duty to affirmatively vote under ERISA.

ERISA requires us, when we are responsible for voting proxies:

1.	To maintain voting records for review by the named fiduciary of the plan; and

2.	Ensure that the custodian (or plan Trustee, as the case may be) forward to us all proxies received so that we may vote them in a timely manner.

Our general policy is to vote all ERISA plan proxies received in the same manner as we vote non-ERISA plan proxies described above. Again, as a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet).

Additional Recordkeeping Rules Related to Proxy Voting

We must keep any written documents (including email) we prepared that were material to making a decision on how to vote a proxy (or that memorialized the basis for our decision). As noted above, we need not keep a copy of the actual proxy statements we received if they are available on the SEC’s EDGAR database.

We must keep in the applicable client file records of written client requests for proxy voting information. We must, of course, also keep a copy in the client file of any of our written responses to clients who asked for such information either in writing or orally.

We retained the services of ProxyEdge to maintain the records of the proxy votes we cast on behalf of clients. To the extent we vote any proxies outside of this service (for example, for logistical purposes, certain Madison Scottsdale proxies may not be maintained by this service), then copies of the voted proxy must be maintained in the applicable client or research file, as the case may be.

Practical and Logistical Matters

Equity proxies are generally distributed by Matt Hayner to the portfolio manager/analyst primarily responsible for research with respect to any particular company or, in the case of conflicted proxies, to the CCO in order to obtain information from Glass Lewis. Voting directions are provided by such individuals and returned to him. Voting decisions are documented by e-mail to the “Proxies” e-mail group by the individual making the proxy decision and hard copies maintained in Matt Hayner’s office as a cross-reference on how and what the firm is voting. Decisions are communicated to Operations for entry into Proxy Edge. Matt Hayner also provides the voting decisions via e-mail to individuals with proxy voting responsibilities at the Madison Scottsdale and Concord offices for consideration by portfolio managers in those offices.

Madison Investment Advisors, Inc.
Madison Scottsdale, LC
Concord Asset Management, LLC
Mosaic Funds

October 2004

Disclosure and Summary of Proxy Voting Policy

When you give us authority to vote proxies for securities held in your account, we do not assume the role of an active shareholder. Rather, if we are dissatisfied with the performance of a particular company, we will generally reduce or terminate our position in the company rather than attempt to force management changes through shareholder activism.

Nevertheless, our goal and intent is to vote all proxies in our client’s best interests. For practical purposes, unless we make an affirmative decision to the contrary, when we vote a proxy as the Board of Directors of a company recommends, it means we agree with the Board that voting in such manner is in the interests of our clients as shareholders of the company for the reasons stated by the Board. However, if we believe that voting as the Board of Directors recommends would not be in a client’s best interests, then we must vote against the Board’s recommendation.

We will vote against the Board of Directors recommendation if the Board recommends an action that could dilute or otherwise diminish the value of your position. This may occur if we are unable to liquidate the affected securities without incurring a loss that would not otherwise have been recognized absent management’s proposal. This may also occur if the action would cause the securities held to lose value, rights or privileges and there are no comparable replacement investments readily available on the market. Note that we may vote in a manner that could diminish the value of your position in the short-term if we believe it will increase this value in the long-term and we are holding the security in your portfolio for the long-term. Finally, we won’t vote as the Board of Directors recommends if voting in that manner would violate your account’s investment guidelines.

In the unlikely event that we are required to vote a proxy that could result in a conflict between your best interests and the interests of our firm, we will alert you or your representative in advance to obtain your consent or direction on how to vote a proxy under such circumstances. In cases where it is impractical for us to alert you (for example, we need to vote the proxy in so many accounts that we could not reasonably alert all affected clients in a timely manner), we will seek the opinion of a knowledgeable, independent third party proxy service provider to indicate the manner in which we should vote the proxy so that our decision is not influenced by the potential conflict.

If you would like to know how we voted any proxy in your account, please contact your client service representative and he or she will give you that information. If you’re not sure of your client service representative, call us at our Wisconsin office at 800-767-0300 and we will be happy to answer your questions.

You may request a complete copy of our written proxy voting procedures. Clients whose accounts are managed by our Madison, Wisconsin office may call 800-767-0300 to request a copy, clients whose accounts are managed by our Chicago, Illinois office may call 312-236-1166 to request a copy and clients whose accounts are managed by our Scottsdale, Arizona office may call 800-767-8020 to request a copy.

REPORT OF INDEPENDENT AUDITORS

[TO COME BY AMENDMENT]

FS-1

FINANCIAL STATEMENTS FOR FUND

[TO COME BY AMENDMENT]

FS-2

PART C

OTHER INFORMATION

Item 25. Financial Statements And Exhibits

(1)	Financial Statements

Part A

Report of Independent Accountants (2)

Part B

Statement of Assets and Liabilities (2)

(2)	Exhibits

(a)		Agreement and Declaration of Trust of Registrant (2)
(b)		By-Laws of Registrant (2)
(c)		Not applicable
(d)		Form of Specimen Share Certificate (2)
(e)		Dividend Reinvestment Plan of Registrant (2)
(f)		Not applicable
(g)		Form of Advisory Agreement between Registrant and Madison Asset Management, LLC (2)
(h)	(i)	Form of Purchase Agreement (2)
	(ii)	Form of Additional Compensation Agreement (2)
	(iii)	Form of Dealer Agreement (2)
	(iv)	Form of Agreement Among Underwriters (2)
(i)		Not applicable
(j)		Form of Custody Agreement (2)
(k)	(i)	Form of Stock Transfer Agency Agreement (2)
	(ii)	Form of Services Agreement (2)
(l)		Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP with respect to legality (2)
(m)		Not applicable
(n)		Consent of Independent Registered Public Accounting Firm (1)
(o)		Not applicable
(p)		Form of Initial Subscription Agreement (2)
(q)		Not applicable
(r)	(i)	Code of Ethics of the Fund (2)
	(ii)	Code of Ethics of the Adviser (2)
(s)		Power of Attorney (1)

(1)	Filed herewith

(2)	To be filed by further amendment.

Item 26. Marketing Arrangements

Reference is made to Exhibit 2(h) to this Registration Statement to be filed by amendment.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

NYSE listing fee
SEC Registration fees
Printing/engraving expenses
Accounting fees
Legal fees
NASD fee
Miscellaneous
Total

Item 28. Persons Controlled by or Under Common Control with Registrant

None

Item 29. Number of Holders of Securities

Title of Class	Number of Record Shareholders as of , 2005
Common shares of beneficial interest, par value $0.01 per share

Item 30. Indemnification

Article V of the Registrant’s Agreement and Declaration of Trust provides as follows:

5.1 No Personal Liability of Shareholders, Trustees, etc.

No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

5.2 Mandatory Indemnification

(a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither “interested persons” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are “disinterested persons” (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

(e) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

5.3 No Bond Required of Trustees

No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

5.4 No Duty of Investigation; Notice in Trust Instruments, etc.

No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

5.5 Reliance on Experts, etc.

Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

Item 31. Business and Other Connections of the Adviser

The Adviser, a limited liability company organized under the laws of Wisconsin, acts as Adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-62992).

Item 32. Location of Accounts and Records

The accounts and records of the Registrant are maintained in part at the office of the Adviser at 550 Science Drive, Madison, Wisconsin 53711, in part at the offices of the Custodian at 425 Walnut Street, Cincinnati, Ohio, 45202, and in part at the offices of the Transfer Agent at Two North LaSalle Street, Chicago, Illinois, 60602.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.	Registrant undertakes to suspend the offering of Common Shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Not applicable.

5.	Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

6.	Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

SIGNATURES

      As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Registrant’s Registration Statement has been signed on behalf of the Registrant, in the City of Madison, State of Wisconsin, on the 24th day of March, 2005.

By:	/s/ Katherine L. Frank
Katherine L. Frank
President

      As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 24th day of March, 2005.

Chief Executive Officer:

/s/ Katherine L. Frank	President

Katherine L. Frank

Chief Financial Officer:

/s/ Greg Hoppe	Chief Financial Officer

Greg Hoppe

Trustees:

/s/ Philip E. Blake*	Trustee

Philip E. Blake

/s/ Frank E. Burgess*	Trustee and Vice President

Frank E. Burgess

/s/ James R. Imhoff, Jr.*	Trustee

James R. Imhoff, Jr.

/s/ Lorence D. Wheeler*	Trustee

Lorence D. Wheeler

*	Signed by Thomas A. Hale pursuant to a power of attorney filed herewith.

/s/ Thomas A. Hale

Thomas A. Hale
Attorney-in-Fact

Exhibit Index

(n)    Consent of Independent Registered Public Accounting Firm

(s)    Power of Attorney